As filed with the Securities and Exchange Commission on April 21, 2026
REGISTRATION NO.
33-58950
REGISTRATION NO.
811-01705

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 53	☒
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 477	☒
(Check appropriate box or boxes)

SEPARATE ACCOUNT A
(Exact Name of Registered Separate Account)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Name of Insurance Company)
1345 Avenue of the Americas, New York, New York 10105
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code:
(212) 554-1234

ALFRED AYENSU-GHARTEY
VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
Equitable Financial Life Insurance Company
1345 Avenue of the Americas, New York, New York 10105
(Names and Addresses of Agents for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

M
OMENTUM
P
LUS
SM

A group deferred annuity contract

Prospectus dated May 1, 2026

Equitable Financial Life Insurance Company
Separate Account A

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for the Trust which contain important information about the portfolios.

What is M
OMENTUM
P
LUS
SM
?

M
OMENTUM
P
LUS
SM
is a group deferred annuity contract issued by
Equitable Financial Life Insurance Company
(the “Company”, “we”, “our” and “us”).
It is a funding vehicle for employers who sponsor qualified retirement plans. The M
OMENTUM
P
LUS
SM
employer-sponsored retirement program includes 401(a) and 401(k) plans which are described in this prospectus. The M
OMENTUM
P
LUS
SM
program consists of a defined contribution IRS
pre-approved
plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan.

The contract is a complex investment and involves risk, including potential loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. All guarantees are subject to our financial strength and claims paying ability.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The contract may not currently be available in all states. In addition, certain features described in this prospectus may vary in your state. For a state-by-state description of all material variations to this contract, see the Appendix: ”State contract availability and/or variations of certain features and benefits” later in this prospectus. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract should also be read carefully.
Contributions accumulate on a tax-deferred basis. A contract owner may fund a plan by selecting any number of our investment options. The investment options include variable investment options and one guaranteed interest account option (the “investment options”). The contract investment options that the contract owner has chosen correspond to certain of the options offered under the 401(a) or 401(k) plans available to a participant. A contract owner is an employer or plan trustee.

The contract provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options or (ii) the guaranteed interest option. The investment options are listed in Appendix “Investment options available under the contract”.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

#54294
MOMENTUM PLUS
SM
 (IF)

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner, i.e., the employer or plan trustee, as applicable, or the individual who participates in an employer’s plan funded by the M
OMENTUM
P
LUS
SM
contract. This individual is also referred to as the “participant.”

Definitions of key terms

Annuitant
— You, the participant, are the annuitant (or measuring life) for determining annuity payments.

Business day
— Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Company
— Refers to Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the Company.

Contract values in the variable investment options
— Each variable investment option invests in shares of a corresponding portfolio. The value of each variable investment option is measured by “units.” The value of units will increase or decrease as though you had invested in the corresponding portfolio’s shares directly. These amounts are subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

Contract’s value in the guaranteed interest option
— The value in the guaranteed interest option at any time will equal: (i) contributions, transfers and loan repayments to that option, plus (ii) interest, less (iii) withdrawals, loans and transfers out of the option. These amounts are subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.
Contributions
— Employers or plan trustees may make payments to us that we call “contributions.” We can refuse to accept any application or contribution from an employer or plan at any time.

Guaranteed interest option
— The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Participant
— The individual who participates in an employer’s plan funded by the MOMENTUM PLUS
SM
contract. This individual is also referred to as the “participant.”

Retirement account value
- Is the total of the participant’s plan account values in the variable investment options and the guaranteed interest option. These amounts are subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

SAI
— Statement of Additional Information.

SEC
— Securities and Exchange Commission.

The MOMENTUM PLUS
SM
program
— The program consists of a defined contribution IRS pre-approved plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan and trust. See “The MOMENTUM PLUS
SM
program” in this prospectus for more information.

Units
— Units measure your value in each variable investment option.
To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Equitable Advisors, LLC’s (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) financial professional can provide further explanation about your contract.

Prospectus	Contract or Supplemental Materials
variable investment options	Investment Funds or Investment Divisions

Unit	Accumulation Unit

Unit value	Accumulation Unit Value

guaranteed interest option	Guaranteed Interest Account

Overview of the contract

Purpose of the Contract

M
OMENTUM
P
LUS
SM
is a funding vehicle for employers who sponsor qualified retirement plans. The M
OMENTUM
P
LUS
SM
employer-sponsored retirement program includes 401(a) and 401(k) plans, which are described in this prospectus. The M
OMENTUM
P
LUS
SM
program consists of a defined contribution IRS
pre-approved
plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan and trust. This funding vehicle is designed to help you accumulate assets through investments in underlying Portfolios and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Guaranteed interest option; and

•	Asset (Retirement account value) rebalancing option.

For additional information about each investment option see Appendix: “Investment options available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.
Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Death Benefit

Your contract includes a death benefit that pays your beneficiaries an amount equal to the retirement account value, unless payments under an annuity payout option have already begun.

If the participant dies while a loan is outstanding, the unpaid loan balance will automatically default and be subject to federal income tax as a plan distribution.

Automatic Asset Rebalancing Option

If elected by your employer or plan trustee, you can elect to have your retirement account value automatically rebalanced at no additional charge.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract up to 10% of your account value without paying a withdrawal charge. Withdrawals will reduce your account value and may be subject to withdrawal charges, and income taxes, as well as a tax penalty. Withdrawals may also reduce your death benefit (possibly on a greater than dollar-for-dollar basis).

Important information you should consider about the contract

FEES AND EXPENSES
Are there Charges or Adjustments for Early Withdrawals?
Yes.
If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract before the end of the 5 th
contract year since your last contribution, you will be assessed a withdrawal charge of up to 6% of the amount withdrawn, or 8.5% of contributions made on behalf of the participant, whichever is less. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $6,000 on a $100,000 investment. This loss will be greater if you have to pay taxes, or tax penalties.

For additional information about the charges for surrenders and early withdrawals charges see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Are There Transaction Charges?
Yes.
In addition to withdrawal charges you may also be charged for other transactions (including loans and for special requests such as express mail or duplicate contracts). If an employer or plan trustee elects our recordkeeping option, checkwriting fees may apply.

For additional information about transaction charges see “Charges under the contract” in “Charges and expenses” in the prospectus.

Are There Ongoing Fees and Expenses?
Yes.
The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year
under the contract, depending on the investment options you choose. Please refer to your contract specifications page of your contract for information about the specific fees you will pay each year
based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contracts (1)	0.80%	1.35%
	Portfolio Company fees and expenses (2)	0.54%	1.73%

(1)
Expressed as an annual percent of daily net assets in the variable investment options.
(2)

Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the contract, or make any other transactions, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $ 1,262	Highest Annual Cost $ 2,686

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Least expensive combination of contract and Portfolio fees and expenses
•
No optional benefits
•
No sales charges
•
No additional contributions, transfers, loans or withdrawals

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Most expensive combination of contract, optional benefits and Portfolio fees and expenses
•
No sales charges
•
No additional contributions, transfers, loans or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.

RISKS
Is There a Risk of Loss From Poor Performance?
Yes.
The contract is subject to the risk of loss. You could lose some or all of your retirement account value depending on the investment options you choose.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Is this a Short-Term Investment?
No.
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. For additional information about the investment profile of the contract see “Fee table” in the prospectus.

What are the Risks Associated with the Investment Options?
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Portfolios of the Trust”, “Fixed investment options” and “Guaranteed interest option” in “Purchasing the Contract” as well as, “Risks associated with the variable investment options” in “Principal Risks of investing in the contract” in the prospectus. See also Appendix “Investment options available under the contract” in the prospectus.

What are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s retirement account value and the optional benefits. The general obligations, the guaranteed interest option, including the fixed investment options, and any optional benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, removing or substituting the Portfolios, combining any two or more variable investment options and transferring the retirement account value from any variable investment option to another variable investment option.

For more information see “About Separate Account A” in “More information” in the prospectus.

Contributions and transfers into and out of the guaranteed interest option are limited.

For additional information about restrictions on investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trust” in “Purchasing the Contract”, and “Transfer charge” in “Charges and expenses” in the prospectus.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For more information, see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

Fee table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from an investment option or the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year
based on the options you have elected
.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, or if you make certain withdrawals from an investment option or the contract, or transfers of account value between investment options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply
.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of amount withdrawn) (1)	6%
Plan loan charges (2)	$50
Transfer Fee	None
Third Party Transfer or Exchange Fee (for each occurrence)	None
Checkwriting fee (3)	$50

(1)
The charge percentage is deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. The lesser of 6% of amount withdrawn or 8.5% of vested contributions made by or on behalf of a participant. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of withdrawal charges, please see “Withdrawal charge” in “Charges and expenses” in this prospectus.

(2)
$50 maximum per loan when a loan is made, plus an additional $6.00 per quarter for the administration of the outstanding loan amount. Your employer may elect to pay these charges. This charge is expressed on a per plan participant basis. Interest is charged on the loan at a rate set by your plan and is credited back to your contract as you repay the loan.

(3)
We will bill this charge directly to your employer if the employer elects the basic plan recordkeeping option for plans with 10 or more participants. We charge a fee of $50 per check drawn if the employer elects to have us distribute plan benefits and withdrawals. We reserve the right to waive in certain cases or increase these charges upon 90 days’ written notice to the employer or plan trustee.

The next table describes the fees and expenses that you will pay each year
during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Charge (1)	$30
Base Contract Expenses (as a percentage of daily net assets in the variable investment options) (2)	1.35%
Annual basic recordkeeping charge (3)	$300
(1)
The quarterly administrative charge is currently $7.50 or, if less, 0.50% of a participant’s retirement account value plus the amount of any active loan. Your employer may elect to pay this charge for plans with 10 or more participants. Your employer may elect to pay this charge. Exceptions apply to certain contracts where the participant’s retirement account value is $25,000 or more (see “Quarterly administrative charge” in “Charges and expenses” in this prospectus). We reserve the right to waive or increase this charge upon 90 days written notice to the employer or plan trustee.

(2)
The total Separate Account A annual expenses of the variable investment options are guaranteed not to exceed an annual rate of 1.35% of the value of the assets held in the variable investment options for the contract. We may lower these charges for particular plans to an annual rate of no less than 0.80% if the participation of the plan in the contract results in savings of sales or administrative expenses. The annual administrative charge is deducted from your retirement account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year.

(3)
We will bill this charge directly to your employer if the employer elects the basic plan recordkeeping option for plans with 10 or more participants. We charge a fee of $50 per check drawn if the employer elects to have us directly distribute plan benefits and withdrawals. We reserve the right to waive or increase these charges upon 90 days’ written notice to the employer or plan trustee.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the contract, including their annual expenses, may be found at the back of this document. See “Appendix: Investment options available under the contract.”

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses) *	0.54%	1.73%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025.

Example

This Example is intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses (at the maximum charge).
The Example assumes all account value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed investment options.

The Example assumes all account value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed investment options.

The Example assumes that you invest $100,000 in the variable investment options for the time periods indicated. The Example also assumes that your investment has a 5% return each year
and assumes the most expensive combination of annual Portfolio expenses and optional benefits available at their maximum charge.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$3,234	$9,874	$16,751	$35,035	$3,234	$9,874	$16,751	$35,035

The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract, subject to our financial strength and claims-paying ability.

How to reach us

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

For all communications sent by Regular Mail:

Equitable-Retirement
P.O. Box 219489
Kansas City, MO 64121-9489

For all communications sent by Express Delivery:

Equitable-Retirement
801 Pennsylvania Ave
Suite 219489
Kansas City, MO 64105-1407

Reports we provide:

•	written confirmation of financial transactions; and

•	quarterly statement of retirement account values as of the end of each plan year quarter.

Voice Response Unit (“VRU”), Internet Access

The VRU is designed to provide
up-to-date
information via touch-tone telephone. A contract owner may elect the VRU and authorize us to accept participant instructions with respect to amounts attributable to their plan account values under the contract. The initial personal identification number (“PIN”) is the last four digits of the Participant’s Social Security Number and can be used upon participant enrollment in your plan. Our VRU system has been enhanced with voice recognition technology to accept spoken prompts.

Our participant service site is designed to provide information through the Internet on:

•	current contract values used to determine values for participant retirement account values;

•	current allocation percentages;

•	the number of units in participant variable investment options attributable to participant plan account values; and

•	the daily unit values for the contract variable investment options.

Subject to plan provisions, a participant can also:

•	request changes to allocation percentages and/or transfers among plan investment options;

•	elect to receive confirmations and quarterly statements electronically; and

•	request changes of the Internet password (not available through the VRU).
Employer Plan Administration Center, our Plan Sponsor site, gives the Plan Sponsor access to plan data, plan level fund and source balances, and individual participant’s accounts. You can obtain information on:

•	current contract value;

•	current participant allocation percentages, account values, and investment options;

•	the total number of units in the variable investment options; and

•	the daily unit values for the contract variable investment options.

The following features are also available online (please see Employer Plan Administration Center at www.equitable.com for more detailed information):

•	Forms download;

•	Contribution upload/download;

•	Address changes;

•	Disclosure brochure;

•	Administration manual;

•	Enrollment; and

•	Performance information.

The VRU and Internet access are normally available seven days a week, 24 hours a day. However, on a day that the Company is not open for business, any request will be processed on the next business day. Any transfer requests that are received prior to 4:00 p.m. Eastern Time (or if the New York Stock Exchange closes earlier, such earlier time) will be processed as of the close of business on the date the request is made and any transfer request received after 4:00 p.m. Eastern Time will be made effective as of the close of business on the next business day following the request.

•
To use the VRU call toll free, (866) 440-5980. To use our Internet access or to use the Employer Plan Administration Center visit our website at www.equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers communicated by telephone or the Internet. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable following telephone or Internet instructions we reasonably believe to be genuine. We reserve the right to terminate or modify any telephone or automated transfer/withdrawal service we provide upon 90 days’ written notice.

We reserve the right to limit access to these services if we determine that you are engaged in disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options” in this prospectus).

Customer service representative:

You may also use our toll-free number
(800) 528-0204
to speak with one of our customer service representatives. Our customer service representatives are available on each business day from Monday through Friday.

Hearing or speech-impaired clients may obtain information regarding M
OMENTUM
P
LUS
SM
contracts by dialing, toll-free, 7-1-1 national relay service. This service enables clients with a telecommunications device for the deaf (“TDD”) to have their message or questions relayed to our customer service department each business day Monday through Friday. AT&T personnel will communicate our reply back to you, via the TDD.

We generally require that the following types of communications be on specific forms we provide for that purpose which should be available through your employer or plan trustee:

(1)	change of investment allocations (can be done online at our website, as well);

(2)	transfers among investment options (can be done online at our website, as well);

(3)	asset (retirement account value) rebalancing;

(4)	loan application; and

(5)	all partial and full withdrawal requests.

Address changes can be done online at our website, and a form should also be available through your employer or plan trustee.

To cancel or change any of the following we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	asset (retirement account value) rebalancing;

(2)	the date annuity payments are to begin; and

(3)	Systematic withdrawal option.

Signatures:

The proper person to sign forms, notices and requests is normally the participant and employer or plan trustee.

Some requests may be completed online; you can use our participant service site to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

1.
Purchasing the Contract

How contributions can be made

Employers and plan trustees, as applicable, may make contributions at any time by any of ACH transfer, wire transfer or check. Participants should not send contributions directly to the Company. There is no minimum contribution amount, however, we have the right to require a minimum aggregate amount of contributions. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to the Company (for subsequent contributions please write your contract number on the check). We do not accept third-party checks endorsed to us except for rollover contributions, plan-to-plan direct transfers or transfers from other funding vehicles under a plan, or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form. We also have the right to stop accepting contributions upon 120 days notice to employers and plan trustees.

An initial contribution must generally be preceded or accompanied by all properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest
bearing suspense account while we try to obtain that information. Employers should send all contributions to the Company at the processing office. See “How to reach us” in this prospectus.

The contract owner may instruct us to accept a participant’s plan investment allocations as the contract allocation with respect to plan assets attributable to a participant’s retirement account value. If so instructed, we will allocate contributions under the contract according to the allocation percentages specified on a participant’s enrollment form. In the absence of direct instructions from the contract owner, if we receive an initial contribution before we receive a signed enrollment form or the allocation instructions on the form are incomplete (e.g., do not add up to 100%), we will notify the employer or plan trustee, as applicable, and request corrected instructions. The contract owner may also instruct us as to participants’ investment allocations pursuant to the Save
1-2-3
program, as described below.

We will return the contribution to the employer or plan trustee, as applicable, in five business days, if we have not received the signed form or corrected allocation instructions, unless we have obtained the appropriate authorization to continue to hold the contribution.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

Save
1-2-3

Employers and plan trustees, as applicable, may elect the
Save 1-2-3
program under the M
OMENTUM
P
LUS
SM
contract. Save
1-2-3
includes several features designed to promote increased retirement savings by participants, including Automatic Enrollment, Automatic Investment and Automatic Deferral Increase. Employers or plan trustees that choose to use the Save
1-2-3
program may elect any or all of the features described below that suit their plans’ needs. Please note: not all features may be available in all plans. Participants are encouraged to speak with their employers, to learn more information about the details of the Save
1-2-3
program available under their plan.

Automatic Enrollment

If the Automatic Enrollment feature is elected, all eligible employees will be enrolled under the M
OMENTUM
P
LUS
SM
contract, at the salary deferral percentage mandated by the terms of their plan and not inconsistent with the Code. Participants can choose to allocate their contributions among the investment options, but if they do not choose an allocation by the cut-off
date under their plan, their contributions will be allocated automatically to the default option selected under the plan, which may be the participant default Automatic Investment option described below, or, if that option is not selected, a general default option for the plan. In order to elect the Automatic Enrollment feature, employers or plan trustees must provide census information via the Employer Plan Administration Center at www.equitable.com for all employees, including employees who are eligible and not contributing as well as ineligible employees.

Eligible employees have the right to opt out of the plan altogether. However, if they do not opt out by the cut off date under their plan, they will be automatically enrolled, and a percentage of their compensation will be contributed to the plan. The Code provides that participants have the right to opt out of the plan within 90 days of their initial contribution. Participants may also have the right to withdraw any contributions into the plan (as adjusted for investment performance) from the plan if they opt out during that
90-day
period, if the plan permits such withdrawals. If their plan does not permit such withdrawals during the first 90 days, their ability to make withdrawals will be subject to the same terms and conditions described in the section entitled “Withdrawals and termination” under “Accessing your money” in this prospectus. Participants have the right to cease making further contributions at any time. In addition, employers are required to provide participants, each plan year, with a notice of their rights to cease contributions, change the contribution amount and how contributions are invested in the absence of any investment decision by the participant.

Automatic Investment

Save
1-2-3
permits an employer or plan sponsor to choose the investment options into which contributions are to be allocated if no selection has been made for a participant’s contributions. The Automatic Investment feature may be a single investment option or a mix of the investment options available under the plan that satisfied the Code and applicable regulatory requirements. The Automatic Investment options may be different than the general default option under the plan. The general default investment option does not qualify as a Qualified Default Investment Alternative (“QDIA”) and as a result does not satisfy the Department of Labor “safe harbor” requirement of a QDIA. The plan sponsor has a fiduciary duty to determine the appropriate default option for the plan. If the employer or plan trustee selects the Target Date Allocation portfolios (namely, the Target 2015 Allocation portfolio, Target 2025 Allocation portfolio, Target 2035 Allocation portfolio, Target 2045 Allocation portfolio and Target 2055 Allocation portfolio) as the participant default Automatic Investment options, participants will automatically be placed in the appropriate Target Date Allocation portfolio based on their date of birth and the plan’s retirement age. The Company assumes that 65 is the normal retirement age, unless the employer or plan trustee provides a different age.

Automatic Deferral Increase

Employers or plan trustees can also choose the Automatic Deferral Increase feature. Under this feature, participants’ salary deferral percentage will automatically increase each year at a specified percentage until it reaches a maximum deferral percentage. The rate of the annual increase and the maximum deferral percentage is mandated by the terms of the plan.

Participants who want to opt out of any or all of these features can do so by visiting our website at www.equitable.com. Participants whose contributions have been allocated to the default option can transfer their account value to other investment options available under the M
OMENTUM
P
LUS
SM
contract as described in the section entitled “Transferring your money among investment options” in this prospectus.

What are your investment options under the contract?

The investment options available are the variable investment options and the guaranteed interest option. We may, at any time, exercise our rights to change, limit or amend the number of investment options or to close a variable investment option to new contributions or transfers.
Variable investment options

Contract value allocated to one of the variable investment options will vary based on the investment performance of the underlying Portfolio in which the variable investment option invests. There is a risk of loss of the entire amount invested. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Only 25 investment options can be active at any one time.

The employer or plan trustee, as applicable, can choose from among the variable investment options.

Portfolios of the Trust

We offer an affiliated Trust, which in turn offers one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), is an affiliate of the Company and serves as the investment adviser of the Portfolios of EQ Advisors Trust (the “affiliated Trust”). For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the currently available Portfolios, their investment adviser(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See the Appendix: “Investment options available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of our customer service representatives at (877) 522-5035, or visit www.equitable.com/ICSR#EQH146681.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment advisory fees and administration expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. See also the Appendix “Investment options available under the contract” for more information. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the
EQ volatility management strategy, are identified in the chart in the Appendix: “Investment options available under the contract” by a “†”.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy. Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. See also Appendix “Investment options available under the contract” for more information.

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Such techniques could also impact your Total account value and guaranteed benefit(s), if any, in the same manner described above.
Please see the Portfolio prospectuses for more information in general, as well as more information about the Portfolio’s objective, strategies, and volatility management techniques. See also Appendix “Investment options available under the contract” for more information.

Asset Transfer Program.
 Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)
By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)
By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Fixed Investment Options

Information regarding each currently offered fixed investment option, including its name, its term and its minimum guaranteed interest rate is available in an appendix to the prospectus. See Appendix “Investment options available under the contract”.

Guaranteed interest option

The guaranteed interest option is a fixed option that is part of our general account and pays interest at guaranteed rates. We discuss our general account in “More information” in this prospectus.

We set interest rates periodically at our discretion according to our procedures that we have in effect at the time. All interest rates are effective interest rates, but before deduction of quarterly administrative charges or any withdrawal charges.

We credit interest daily to amounts in the guaranteed interest option. The minimum rate may vary depending on when your contract is issued but it will be shown on the data page for your contract.

Currently, we also declare a quarterly interest rate that will not be lower than the yearly guaranteed interest rate. The current quarterly rate applies to all amounts in the guaranteed interest account. We can discontinue our practice of declaring quarterly rates at our discretion. We may also declare rates based on:

•	the date amounts were credited to the account, or
•	the date your employer’s plan enrolled under the contract.

Contract termination

Contract termination occurs:

1.	when the employer or plan trustee informs us that it is terminating a plan’s participation under the contract, in whole or in part, or

2.	when we deliver written notice to the employer or plan trustee that we are terminating a plan’s participation under the contract because:

(a)	the plan fails to qualify under the Code, or

(b)	we cannot properly administer the contract because the plan has failed to provide us with the necessary participant information.

Effects of plan or contract termination

We will generally pay withdrawals from the guaranteed interest option following a contract termination, or on behalf of a participant covered by a plan that has terminated, in six annual installments. However, in the case of a contract termination, employers may instead elect to receive such amounts immediately in a single payment. The single payment will be subject to a market value adjustment (discussed below). Amounts payable in installments are not subject to a withdrawal charge.

There is no installment payout requirement or a market value adjustment for withdrawals made:

(1)	as a result of:

•	a participant’s death,

•	attainment of the normal retirement age under the employer’s plan,

•	disability, or

•	separation from service;

(2)	to purchase an annuity payout option that depends on the life of an annuitant; or

(3)	to satisfy the Code’s minimum distribution requirements.

We do not permit transfers to or from the guaranteed interest option once installment payments begin after a contract termination. Transfers out of the guaranteed interest option are also restricted for terminated plan participants once we receive notice of a plan termination. A “plan termination” is the termination, either in whole or in part, of the employer’s defined contribution plan when there is no successor plan. Employers and plan trustees, as applicable, must give us 90 days’ advance notice of a plan termination.

We will make single sum payments (and impose a market value adjustment) rather than make installment payments under certain circumstances such as when there are relatively few participants remaining following a plan termination or when the aggregate amount held in the guaranteed interest option is less than $25,000 following termination of a plan’s participation under the contract.

Market value adjustment

To determine the market value adjustment, we calculate the amount of the market value change (which may be positive or negative) for each calendar quarter that an employer’s plan held amounts attributable to participant plan account values in the guaranteed interest option (each a “quarterly period”). We calculate each market value change for each quarterly period as follows:

(1)
We subtract the average interest rate on
5-year
U.S. Treasury notes during the quarterly period from the interest rate of a
5-year
U.S. Treasury note on the calculation date. The “calculation date” will be the fifth business day prior to the date we pay the withdrawal.

(2)
We multiply the result in (1) by the employer’s net cash flow in the guaranteed interest option. Net cash flow is contributions, interest credited and transfers in, minus withdrawals, transfers out and fees. The actions of other participants (e.g., transfers, withdrawals, etc.) can affect a plan’s cash flow, and thus the amount of the market value adjustment applied to your withdrawal.

(3)
We then multiply the result in (2) by a fraction equal to the number of calendar days from the date of the withdrawal to the maturity date for the given quarterly period over 365. The “maturity date” is the fifth anniversary of the first business day of the given quarterly period.

Finally we add together the amount of each market value change for each quarterly period, and divide by the total amount of retirement account values held in the guaranteed interest option under your employer’s plan on the date of the withdrawal. If the sum of these market value changes is negative, then the market value adjustment is zero. If it is positive, this is the market value adjustment that is imposed, subject to the following conditions:

•	We will not disburse less than the amounts contributed to the guaranteed interest option on behalf of a participant plus interest credited at 3% (the minimum guaranteed rate). Further, the market value adjustment may not exceed 7%. We will reduce the market value adjustment as necessary to meet these conditions.

•	If the withdrawal charge that applies to the amount withdrawn from the guaranteed interest option is greater than the market value adjustment, we will impose the withdrawal charge instead of the market value adjustment.

The contract prohibits the employer or plan trustee, as applicable, from influencing participants’ decisions regarding allocations, transfers or withdrawals to or from the guaranteed interest option. We may prohibit transfers to or from the guaranteed interest option and/or impose a contract termination for violations of this provision.

Selecting investment options (employers and plan trustees only)

Subject to state regulatory approval, you, as employer or plan trustee, can fund your plan with up to 25 active investment options at any one time. Selections are made at the time of application, but may be changed subject to our rules in effect at that time.
If any one of the EQ/Conservative Allocation, EQ/Conservative-Plus Allocation, EQ/Core Plus Bond, Multimanager Core Bond, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Bond Index or EQ/PIMCO Ultra Short Bond options is chosen, the EQ/Money Market option must also be selected. Also, if the guaranteed interest option and any one of the above-listed options are selected, certain restrictions will apply to transfers out of the guaranteed interest option. See “Transferring your money among investment options” in this prospectus. Lastly, if none of the above-listed options is selected, the guaranteed interest option must be elected as a funding option.

Allocating your contributions

If instructed by a contract owner, we allocate contributions to the investment options according to the allocation percentages on the participant’s enrollment form or as later changed. Under participant-directed plans, you, as participant, will generally provide those allocation percentages. In trustee-directed plans, the plan trustee will provide those percentages. Allocation percentages that are provided will be used for all contribution sources (employee and employer). Additional contributions sources (employee and employer) are allocated according to instructions on file unless the employee or employer provide us with new instructions. Contributions from participants in plans using the Save
1-2-3
program are allocated automatically to the default investment option specified by the employer or plan trustee, until the participant provides alternate allocation instructions.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Equitable Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

You as a participant should review your confirmation notices carefully to determine whether your contributions have been allocated correctly.

If a contract owner authorizes us to use participant plan investment allocations as its instructions under the contract and unless restricted by your employer’s plan, a participant can change his or her allocation percentages at any time. To change allocation instructions, file a change of investment allocation form with your employer or plan trustee, as applicable, to be forwarded to our processing office. If appropriately authorized by a contract owner, a participant can use the VRU or Internet access to change allocation percentages over the phone or over the Internet. The change will remain in effect for future contributions unless another change is requested.

2.
Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefit

The death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals and the amounts of any outstanding loans and accrued interest.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Other Benefits

This other benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Asset (Retirement Account Value) Rebalancing Option	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Any change to your allocation instructions must be in writing and sent to our processing office
Participant Loans	Loans may be available to plan participants	Optional	$50 maximum per loan and $6.00 quarterly; interest determined by plan		• Not all employer plans will offer loans • Your employer may elect to pay these charges. • Loans are subject to restrictions under federal tax laws and ERISA

Payment of Death Benefit

Death benefit amount

The death benefit is equal to the retirement account value, unless payments under an annuity payout option have already begun. There is no additional charge for this death benefit.

If the participant dies while a loan is outstanding, the unpaid loan balance will automatically default and be subject to federal income tax as a plan distribution.

Distribution of the death benefit

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant’s beneficiary. The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) enacted at the end of 2019 has changed key aspects of post-death distributions from tax qualified plans. For deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” may generally stretch post-death payments over the beneficiary’s life expectancy. See the discussion of required minimum distribution rules later in the prospectus under “Tax information”. Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the IRA or plan within 10 years of the applicable death in accordance with federal tax rules.

Under the M
OMENTUM
P
LUS
SM
contract, on the day we receive due proof of death, we automatically transfer the participant’s retirement account value to the default option unless the beneficiary gives us other written instructions. We hold all monies in the default option until the beneficiary requests a distribution or transfer.

To designate a beneficiary or to change an earlier designation, you must have the employer send us a beneficiary designation form. Your spouse must consent in writing to a designation of any non-spouse
beneficiary, as explained under “Tax information” in this prospectus.

We are not responsible for any beneficiary change request that we do not receive.

Beneficiary’s payment options

The beneficiary may elect to:

(a)	receive the death benefit in a single sum,

(b)	apply the death benefit to an annuity payout option we offer,

(c)	apply the death benefit to provide any other form of benefit payment we offer subject to required minimum distribution rules,

(d)	have the death benefit directly rolled over to a new inherited IRA established on behalf of the beneficiary in specified circumstances, or
(e)	have the death benefit credited to an account under the M OMENTUM P LUS SM contract maintained on behalf of the beneficiary in accordance with the beneficiary’s investment allocation instructions.

If the beneficiary elects the last option then:

(1)
the beneficiary will be entitled to “stretch distributions” from his or her account if permitted under the terms of the employer’s plan and the minimum distribution rules under federal income tax rules; and

(2)
we will determine the value of the beneficiary’s account at the time of distribution to the beneficiary which, depending upon investment gains or losses, may be worth more or less than the value of the beneficiary’s initial account.

The beneficiary’s choices may be limited by the terms of the plan, our rules in effect at the time and federal income tax rules.

Other Benefits

Automatic asset rebalancing for participant retirement account values

Subject to contract owner approval and availability under your employer’s plan, a participant may choose to automatically reallocate his or her retirement account value among the variable investment options and the guaranteed interest option which your employer has selected for your plan. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, telling us:

(a)	the percentage you want invested in each investment option (whole percentages only), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually or annually).

While your rebalancing program is in effect, we will transfer amounts among each investment option so that the percentage of your retirement account value that you specify is invested in each option at the end of each rebalancing date. Please note that the allocation percentages used for this program will also be used as your allocation percentages for future contributions.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

3.
Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Risk associated with taking an early withdrawal

Withdrawals could significantly reduce the death benefit by an amount greater than the value withdrawn.

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Insurance company risk

No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, annual administrative expense, base contract expense, and/or a charge for any optional benefits.
Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether 401(a) or 401(k) plans. We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk associated with taking a loan

Loans will decrease your account value and death benefit, and loaned amounts will not participate in the investment experience of your investment options. There may be adverse tax consequences associated with taking a loan from your contract.

Contract Changes Risk

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Protected Benefit account variable investment options). We reserve the right, subject to compliance with laws that apply, to remove variable investment options from the Separate Account, to combine any two or more variable investment options, to restrict or eliminate any voting rights as to the Separate Account, to limit or terminate contributions or transfers into any of the variable investment options, and to limit the number of variable investment options you may select.

You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals.

When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.

Availability by Financial Intermediary

Some financial intermediaries (e.g., selling broker-dealer firms) may not offer and/or may limit the offering of certain investment options, contract benefits, and other contract features based on issue age or other criteria established by the selling broker-dealer. For example, your financial professional may not recommend a particular investment option or contract benefit to you that is described in this Prospectus. Before you purchase the contract, you should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, contract benefits or other contract features available to you through your financial professional. If a particular feature that interests you is not recommended through your brokerdealer, you may want to contact us to explore its availability.

Business disruption, cybersecurity, and artificial intelligence (“AI”) technologies risks

We rely heavily on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. Cyberattacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks). Cybersecurity risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), other operational disruption and unauthorized release, use or abuse of confidential customer information. The risk of cyberattacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyberattacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values and unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

The development and deployment of AI tools and technologies, including generative AI, and its use and anticipated use by us or by third parties on whom we rely, may increase our existing operational risks or create new operational risks that we are not currently anticipating. AI and generative AI may be misused by us or by third parties upon which we rely, and that risk is increased by the relative newness of the technology, the speed at which it is being adopted, and the uncertain and evolving policy and regulatory landscape governing its use. Such misuse could expose us to legal or regulatory risk. Because the generative AI technology is so new, many of the potential risks of generative AI are currently unknowable.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, the occurrence of any storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts or any other event, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic such as COVID-19, could result in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, which could likewise result in interruptions in our service. This could interfere with our processing of contract transactions, including processing orders from owners and orders with the underlying funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the underlying funds and issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

4.
Determining your retirement account value

Your retirement account value

The “retirement account value” is the total of the values attributable to a participant’s plan account values under the contract in the variable investment options and the guaranteed interest option. These amounts are subject to certain fees and charges discussed under “Charges and expenses” in this prospectus.

If a partial or full withdrawal is made or if the contract owner terminates a plan’s participation in the M
OMENTUM
P
LUS
SM
program, participant retirement account values will be reduced by any withdrawal charge and/or any market value adjustment that applies.

Your contract’s value in the variable investment options

Each investment option invests in shares of a corresponding portfolio. The value of each variable investment option is measured by “units.” The value of units will increase or decrease as though you had invested in the corresponding portfolio’s shares directly. The value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and other expenses. On any day, the value in any variable investment option equals the number of units credited under that option, adjusted for any units purchased for or deducted from that contract under that option, multiplied by that day’s value for one unit. The number of contract units in any variable investment option does not change unless they are:

(i)	increased to reflect subsequent contributions,

(ii)	decreased to reflect a withdrawal (plus applicable withdrawal charges),

(iii)	decreased to reflect a loan, or increased to reflect a loan repayment, or

(iv)	increased to reflect a transfer into or decreased to reflect a transfer out of investment options.

In addition, when we deduct the withdrawal charge, the quarterly administrative charge and certain other charges, the number of units credited to that contract will be reduced. A description of how unit values are calculated is found in the SAI.
Your contract’s value in the guaranteed interest option

The value in the guaranteed interest option at any time will equal: contributions, transfers and loan repayments to that option, plus interest, less withdrawals, loans and transfers out of the option, and charges we deduct.

5.
Transferring your money among investment options

Transferring your retirement account value

Subject to certain restrictions, the contract permits transfers of all or a portion of your retirement account value among the investment options at any time. A contract owner may authorize us to use participant plan transfer requests as its instructions under the contract. Your employer’s plan may, however, impose restrictions on transfers. We also offer automatic transfer services described under “Automatic asset rebalancing for participant retirement account values” in “Benefits available under the contract” in this prospectus for more detailed information. There is no charge for transfers or retirement account value rebalancing. Unless otherwise noted, “you” and “your” refer to the participant in this section.

Participants may make transfer requests by filing a request form to transfer with their employer or plan trustee to be forwarded to our processing office. You can also use our VRU or Internet access systems to make transfers among the investment options if your employer has adopted the system and authorized its use.

If your employer elects to fund your plan with the guaranteed interest option and any of the EQ/Conservative Allocation, EQ/Conservative-Plus Allocation, EQ/Core Plus Bond, Multimanager Core Bond, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Bond Index, EQ/Money Market or EQ/PIMCO Ultra Short Bond options, the maximum amount that may be transferred from the guaranteed interest option to any other investment option during a “transfer period” is the greater of (i) and (ii) below, or, if greater, (iii) if applicable.

(i)	25% of the amount you had in the guaranteed interest option as of the last business day of the calendar year immediately preceding the current calendar quarter.

(ii)	The total of all amounts you transferred out of the guaranteed interest option during the same immediately preceding calendar year.

(iii)
If the employer or plan trustee, as applicable, has made an allocation to the guaranteed interest option on your behalf as a result of the mass transfer of assets to the M
OMENTUM
P
LUS
SM
contract from another funding vehicle, you may transfer, for the “transfer period” in which the allocation occurred, up to 25% of the amount held in the guaranteed interest option on your behalf as of the date of the allocation.

We will not permit transfers between the guaranteed interest option and the other investment option (i) after we receive a request for a withdrawal from the guaranteed interest option in connection with a contract termination, or (ii) for 90 days after we receive notice of a plan termination (except for transfers already being made under an automatic transfer option). After the end of the 90 days described in (ii), the transfer limitation described above will go into effect for transfers where your employer’s plan is funded with any of the investment options included in that description. If your employer’s plan is not funded with any of such investment options, then at the end of the 90 days described in (ii), the maximum amount that may be transferred from the guaranteed interest option to any other investment option during a “transfer period” is 25% of the amount you had in the guaranteed investment option as of the last day of such 90 day period.

From time to time we may remove certain restrictions that apply to your investment method. If we do so we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions that apply to your investment method, amounts that are in any investment options that are not available under your investment method can remain in these options, but you will not be permitted to allocate new contributions or make additional transfers (including through our rebalancing program) into these options.

A transfer period is the calendar quarter in which the transfer request is made and the preceding three calendar quarters.

Generally, this means that unless (iii) above applies, new participants may not transfer funds out of the guaranteed interest option during the first calendar year of their participation under the contract.

Transfers you make from the guaranteed interest option when there is no transfer limitation in effect will not count against the maximum transfer amount if the transfer limitation subsequently goes into effect.

We may, at any time, restrict the use of a disruptive transfer activity and agents acting on behalf of more than one participant. Any agreements to use disruptive transfer activity to make transfers are subject to our rules in effect at that time. Our current transfer restrictions are set forth in the “Disruptive transfer activity” section below.

A transfer request does not change your percentages for allocating current or future contributions among the investment options. We will confirm all transfers in writing.

Please see “Allocating your contributions” in “Purchasing the Contract” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-
and
mid-capitalization
companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-
and
mid-capitalization
companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of the affiliated Trust (the “affiliated trust”), as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trust, the “trusts”). The affiliated trust has adopted policies and procedures regarding disruptive transfer activity. It discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.
As of the date of this prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an “unaffiliated trust”). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6.
Accessing your money

Withdrawals and termination

Subject to any restrictions in your employer’s plan, the contract allows your employer or plan trustee, whichever applies, to make a withdrawal from your retirement account value on your behalf by submitting a completed withdrawal form to our processing office. We will process withdrawal requests on the business day we receive the required information. We will send withdrawal proceeds to your employer or plan trustee, unless your employer instructs us to send the distributions directly to the participants. If we receive only partially completed information, we will return the request to the employer or plan trustee for completion before we can process it.

As a deterrent to premature withdrawal (generally before age 59
1
⁄
2
) federal income tax rules provide certain restrictions on and penalties for early withdrawals. In addition, for payments made directly to participants, we withhold income taxes from the amount withdrawn unless an exception applies. See “Tax information” in this prospectus.

The employer or plan trustee may also terminate its entire participation under the contract by writing to our processing office. In addition, if a plan does not qualify under federal income tax rules, or, if a contract owner fails to provide us with the participant data necessary to administer the contract, we may return the plan assets to the employer or plan trustee.

Withdrawals or terminations may result in a withdrawal charge, an installment payout and/or a market value adjustment. Withdrawals reduce your retirement account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Your retirement account value could become insufficient due to withdrawals and/or poor market performance. For information on how withdrawals potentially cause your contract to terminate, see “Effects of plan or contract termination” under “Purchasing the Contract” and “Charges that the Company deducts” under “Charges and expenses” in this prospectus.

Installment payments (Systematic withdrawals)

If your plan permits and a participant has at least $5,000 of retirement account value in the investment options on the date we receive the proper election form at our processing office, a participant may elect retirement installment payments. A participant may elect to have installment payments made on a monthly, quarterly, semi-annual or annual basis. The minimum amount available for each installment payment is $300. We will make the installment payment on any day of the month selected as long as it is not later than the 28th day of the month. If a date is not selected then installment payments will be made on the first day of the month.

Installment payments may be elected under the Momentum Plus
SM
contract if a participant’s:

•	plan (which must be either a full service or basic recordkeeping plan as described under “Plan recordkeeping services” in this prospectus) permits it and the contract owner elects to make this option available to the participants;

•	retirement account value is not subject to a withdrawal charge, as fully explained in “Charges and expenses” in this prospectus; and

•	account does not have a loan outstanding.

If installment payments are elected, a fixed-dollar amount will be withdrawn from each investment option. A participant need not maintain a minimum retirement account value amount. The amount of each installment payment will represent a pro rata portion of the total amount in each investment option, adjusted to reflect expenses and investment experience.

It is the plan sponsor’s responsibility to ensure that payments received meet any applicable requirements of the Code.

Once elected, installment payments shall continue until the retirement account value is exhausted, with the final payment being equal to the amount remaining in the retirement account value, or until we receive a participant’s written request to cancel installment payments.

Forfeitures

Forfeitures can arise when a participant who is not fully vested under a plan terminates employment. Under the terms of the Plan and Trust and the Pooled Trust, when a forfeiture occurs, we will withdraw the unvested portion of the retirement account value and deposit such amount in a forfeiture account. We allocate amounts in the forfeiture account to the plan “default option.” The default option is the EQ/Money Market option, if that is an option under your plan. Otherwise, the guaranteed interest option is the default option. For more information on vesting, refer to the SAI.

We will reallocate amounts from the forfeiture account as contributions to participant accounts in accordance with instructions received by the employer or plan trustee, whichever applies. Special rules apply to how the withdrawal charge will apply when forfeitures have occurred. See “Withdrawal charge” under “Charges and expenses” in this prospectus.

Plan loans

The contract permits your employer or plan trustee, as applicable, to withdraw funds from your retirement account value, without incurring a withdrawal charge, in order to make a loan to you under your employer’s plan. Your employer can tell you whether loans are available under your plan.

Employers who adopt the Plan and Trust may choose to offer its loan feature. The availability of loans under an individually designed or IRS pre-approved
plan document depends on the terms of the plan.

Employers transferring plan assets to the M
OMENTUM
P
LUS
SM
program may also transfer outstanding plan loans to the contract. We call these loans ”takeover loans.” We will allocate repayments of takeover loans to the investment options elected on the takeover loan form.

Effective January 1, 2002, plan loans to sole proprietors, partners and S corporation owners are exempt from the prohibited transaction rules for plan loans, similar to non-owner
employees. Therefore, they can borrow on the same basis as their employees.

Consult with your attorney or tax adviser regarding the advisability and procedures for obtaining such an exemption.

Participants should apply for a plan loan through their employer or the plan trustee, whichever applies. The employer or plan trustee and the participant must complete and sign a loan agreement and application before we make any plan loans. Before taking a plan loan, married participants must generally obtain written consent of their spouse. In addition, participants should always consult their tax adviser before taking out a plan loan.

Amounts borrowed do not participate in the investment options’ investment experience and, therefore, loans can affect the account value and death benefit whether or not the loan is repaid. The account value at surrender and the death proceeds payable will be reduced by the amount of any outstanding loan plus accrued interest.

We permit only one outstanding plan loan at any time. We will permit any number of takeover loans at any time. You may not have both takeover loans and plan loans outstanding at the same time. The minimum loan amount is $1,000 and the maximum is 50% of your vested retirement account value and cannot exceed $50,000. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance in the previous twelve months over the outstanding balance of plan loans on the date the loan was made. When you request the loan you may specify from which investment options the plan loan is to be deducted. The loan term must comply with any law that applies. See “Tax information” in this prospectus.

For a description of charges associated with plan loans, see “Plan loan charges” under “Charges and expenses” in this prospectus.

Your employer or the plan trustee will set the interest rate that applies to your plan loan under the terms of your employer’s plan. Each employer or plan trustee, as applicable, is responsible for determining the interest rate that applies to each loan. We will add all interest (as well as principal) that you pay to your retirement account value. The interest paid in repaying a loan may not be deductible, but amounts paid as interest on your loan will be taxable when it is distributed.

Plan loan repayments covering interest and principal will be due according to the repayment schedule determined according to the terms of the employer’s plan. Participants should send plan loan repayments to the plan administrator and not
to the Company. All plan loan payments made by
the plan administrator to us must be made by ACH transfers, check or wire transfer subject to the same rules for contributions. See “How contributions can be made” earlier in this prospectus.

If permitted by the plan. you may prepay a plan loan in whole or in part at any time. We will apply any payments we receive to interest first and principal second. Plan loan repayments will be allocated to the investment options according to the instructions we receive on the loan request form.

A plan loan will be considered in default if:

•	we do not receive the amount of any scheduled repayment within 90 days of its due date,

•	the participant dies, or

•	participation under the contract terminates and the plan does not allow repayment after separation of service.

We may then treat the plan loan principal as a withdrawal subject to the withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include payment of a death benefit, or payment of any portion of your retirement account value (less any withdrawal charge). We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option for up to six months while you are living.

Your annuity payout options

When a participant is ready to retire, the contract owner will report to us that an annuity benefit is to be provided under the contract. We will then apply any contract values attributable to a participant’s retirement account value to purchase his or her annuity benefit. Subject to availability under an employer’s plan and the Code, M
OMENTUM
P
LUS
SM
will offer several choices of annuity payout options. You may choose fixed or variable annuity payments. You can annuitize your contract. The current available annuity payout options are listed below. Your choices are always subject to the terms of your employer’s plan. The distribution will be in the form of a life annuity or other form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time. Please contact our customer service department or speak with your financial professional to confirm which annuity payout option(s) are available to you.

Annuity Payout Options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity • Qualified joint and survivor life
Variable Immediate Annuity payout options (as described in a separate prospectus for this option)	• Life annuity (not available in New York) • Life annuity with period certain • Qualified joint and survivor life

Annuity payout options

The SECURE Act which is generally effective January 1, 2020 significantly amended the required minimum distribution rules, and it may restrict the availability of certain annuity payout options.

A participant may choose from among the following current available annuity payout options:

•
Life annuity:
An annuity that guarantees payments for the rest of a participant’s life. Payments end with the last monthly payment before a participant’s death. Because there is no death benefit with this payout option, it provides the highest monthly payment of any of the life annuity options. The monthly payments terminate with your death. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment.

•
Life annuity with period certain:
An annuity that guarantees payments for the rest of a participant’s life and, if a participant dies before the end of a selected period of time (“period certain”), provides payments to the beneficiary for the balance of the period certain subject to required minimum distribution rules. The period certain cannot extend beyond the annuitant’s life expectancy. A life annuity with period certain is the form of annuity under the contracts that a participant will receive if a participant does not elect a different payout option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years or the annuitant’s life expectancy.

•
Life annuity with refund certain:
An annuity that guarantees payments for the rest of a participant’s life and, if a participant dies before the amount applied to purchase the annuity option has been recovered, provides payments to the beneficiary that will continue until that amount has been recovered, subject to required minimum distribution rules.

•
Period certain annuity:
An annuity that guarantees payments for a specific period of time, usually 5 or 10 years. The guarantee period may not exceed a participant’s life expectancy and will be subject to required minimum distribution rules. This option does not guarantee payments for the rest of a participant’s life.

•
Qualified joint and survivor life annuity:
An annuity that guarantees lifetime income to a participant and, after a participant’s death, continuation of income to the participant’s surviving spouse. Generally, unless married participants elect otherwise with the written consent of their spouse, this will be the normal form of annuity payment for plans such as the Plan and Trust.

The life annuity, life annuity with period certain and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of a participant’s life and, after a participant’s death, continuation of payments to their surviving spouse. We may offer other payout options not outlined here. The Company’s financial professional can provide details.

Fixed annuity payout options

The M
OMENTUM
P
LUS
SM
contract offers fixed annuity payout options. We guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for the participant.

The chart below compares the financial value of the different annuity payout options. The hypothetical example assumes at the time payments commence:

•	a $100,000 initial contribution;

•	both the annuitant and the joint annuitant are 65;

•	fixed annuity rates that are currently guaranteed in the contract;

•	no state premium taxes; and

•	no withdrawal charges.

We can change the actuarial basis for the fixed annuity rates only for new contributions and only after the fifth anniversary of the date the contract is issued. Subsequent changes must be at least five years after any previous change. Certain legal requirements may limit the forms of annuity available to you.

Annuity Form	Amount to be Applied on Annuity Form Elected	Rate per $1.00 of Monthly Annuity	Monthly Annuity Provided
Life	$100,000	$207.42	$482.11
5 Year Certain Life	100,000	208.32	480.04
10 Year Certain Life	100,000	211.15	473.60
15 Year Certain Life	100,000	216.29	462.34
20 Year Certain Life	100,000	224.23	445.98
100% Joint & Survivor Life	100,000	243.17	411.23
75% Joint & Survivor Life	100,000	234.24	426.92	(1)
50% Joint & Survivor Life	100,000	225.30	443.86	(1)
100% Joint & Survivor — 5 Year Certain Life (2)	100,000	243.19	411.20
100% Joint & Survivor — 10 Year Certain Life (2)	100,000	243.37	410.90
100% Joint & Survivor — 15 Year Certain Life (2)	100,000	244.03	409.79
100% Joint & Survivor — 20 Year Certain Life (2)	100,000	245.83	406.79
(1)	Represents the amount payable to the primary annuitant. A surviving joint annuitant would receive the applicable percentage of the amount paid to the primary annuitant.
(2)	You may also elect a joint and survivor annuity — period certain with a monthly benefit payable to the surviving joint annuitant in any percentage between 50 and 100.

Variable Immediate Annuity payout options

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of the affilated Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

Selecting an annuity payout option

In order to elect an annuity payout option, the retirement account value used to purchase an annuity must be at least $3,500. Once an annuity payout option has been chosen and payments have begun, no changes can be made unless it is necessary to comply with the minimum distribution requirements of federal income tax rules.

The amount of the annuity payments will depend on:

(1)	the amount applied to purchase the annuity;

(2)	the type of annuity chosen; and

(3)	in the case of a life annuity, the participant’s age (or the participant’s and joint annuitant’s ages).

You, the participant, are the annuitant (or measuring life) for determining payments.

You will not be able to make withdrawals or change annuity payout options once your contract is annuitized.

Lifetime required minimum distributions (automatic minimum withdrawal option)

The start of a participant’s lifetime required minimum distributions from qualified plans depends on the participant’s birthdate and retirement status. Lifetime required minimum distributions from qualified plans generally must begin April 1st of the calendar year after the calendar year in which the participant reaches age 72 the applicable RMD age (as defined under federal tax law), or retires from the employer sponsoring the plan, whichever is later. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 73 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. For participants who own more than 5% of the business, the lifetime required minimum distributions must begin after the applicable RMD age even if they are still working. Subsequent distributions must be made by December 31st of each calendar year (including the calendar year in which distributions must begin).
If a participant takes less than the required minimum distribution in any year, that participant could have to pay a 25% penalty tax on the “shortfall” (required amount less amount actually taken). This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS.

Automatic minimum withdrawal option

The “automatic minimum withdrawal option” is a payment option we designed to help the participant meet lifetime required minimum distributions under federal income tax rules. If a participant elects the automatic minimum withdrawal option, we will withdraw the amount that federal income tax rules require a participant to withdraw from the participant’s retirement account value. We calculate the amount to be withdrawn under this option based on the information given us, the various participant choices made, and certain assumptions. We assume that the funds held under the contract are the only funds subject to required minimum distributions. We are not responsible for errors that result from inaccuracies of participant information you provided.

A participant may elect the automatic minimum withdrawal option if the participant attains at least the applicable RMD age and has a retirement value of at least $3,500. A participant can elect the automatic minimum withdrawal option by filing the proper election form with their employer.

A participant may discontinue the automatic minimum withdrawals program at any time upon notice to us. Generally, electing this option does not restrict a participant from taking additional partial withdrawals or subsequently electing an annuity payout option.

The automatic minimum withdrawal option is not available if a participant has an outstanding loan.

The minimum amount that a participant may receive under this option is $300, or the participant’s retirement account value, whichever is less.

7.
The M
OMENTUM
P
LUS
SM
program

This section explains the M
OMENTUM
P
LUS
SM
program in further detail. It is intended for employers who wish to enroll in the M
OMENTUM
P
LUS
SM
program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and Adoption Agreement that define the scope of the M
OMENTUM
P
LUS
SM
program in more specific terms. References to ”you” and ”your” in this section are to you in your capacity as an employer or plan trustee. Discussion in this and other sections of features of the M
OMENTUM
P
LUS
SM
program (other than the variable investment options) such as the Plan and Trust, the Pooled Trust, Plan recordkeeping services and Plan fees and charges, are solely to provide a more complete understanding of how the variable investment options operate within the M
OMENTUM
P
LUS
SM
program.

The M
OMENTUM
P
LUS
SM
program offers, according to the terms of either the Plan and Trust or the Pooled Trust, a group variable annuity contract as a funding vehicle for employers who sponsor qualified retirement plans. A defined contribution plan is a retirement plan that provides for an individual account for each plan participant, and for benefits based solely on the amounts contributed to such an account and any income, expenses, gains and losses. A qualified defined contribution plan is a defined contribution plan that meets the requirements of Section 401(a) of the Code and Treasury regulations that apply.

You, the employer or plan trustee, whichever applies, are responsible for determining whether the M
OMENTUM
P
LUS
SM
contract is a suitable funding vehicle for your defined contribution plan. You should read this prospectus and the M
OMENTUM
P
LUS
SM
contract before entering into the contract.

Plan and Trust

As an employer, subject to the Company’s underwriting requirements, you can use the M
OMENTUM
P
LUS
SM
program to adopt the Plan and Trust, in which case the Trust will be the sole funding vehicle for your plan. The Trust is funded by the contract.

The Plan and Trust consists of IRS
pre-approved
defined contribution plans, all of which use the same basic plan document. They include:

•	a standardized and nonstandardized profit-sharing plan (both with an optional qualified cash or deferred arrangement pursuant to Section 401(k) of the Code); and

•	a standardized and a nonstandardized defined contribution pension plan.

An employer may adopt one or more of these plans. The contract owner will instruct us to consider these as participant-directed plans. That means the plan participants choose which variable investment options to use for the investment of their plan accounts from those options selected by the plan. The plans are designed to meet the requirements of Section 404(c) under the Employee Retirement Income Security Act of 1974 (“ERISA”). However, an employer is responsible for making sure that variable investment options chosen constitute a broad range of investment choices as required by the Department of Labor (“DOL”) regulation under Section 404(c). See “Certain rules applicable to plans designed to comply with Section 404(c) of ERISA” under “Tax information” in this prospectus.

If you adopt the Plan and Trust, you must choose our full-service plan recordkeeping option. The SAI contains more information about the Plan and Trust.

Pooled Trust

If you adopt the Pooled Trust, the contract provides that it must be your plan’s sole funding vehicle unless we agree otherwise. Both the Pooled Trust and the Plan and Trust use the same group variable annuity contract (i.e., the M
OMENTUM
P
LUS
SM
contract).

The Pooled Trust is available for qualified defined contribution plans with either participant-directed or trustee-directed investments. If you elect the basic plan recordkeeping option you may use either the Pooled Trust or your own individually designed or prototype qualified defined contribution plan document. You may not use the Plan. The full-service recordkeeping option is not available with the Pooled Trust. However, we may offer to perform additional plan recordkeeping services for an additional charge.

Trustee

Benefit Trust Company currently is the trustee under both the Pooled Trust and the Plan and Trust. The sole responsibility of Benefit Trust Company is to serve as a party to the M
OMENTUM
P
LUS
SM
contract. It has no responsibility for the administration of the M
OMENTUM
P
LUS
SM
program or for any distributions or duties under the contract. The Plan and Trust and the Pooled Trust will not be available in certain states and in certain situations where the M
OMENTUM
P
LUS
SM
contract is only issued directly to the employer or plan trustee. Employers in those states and situations will not be able to use our full-service plan recordkeeping option.

Employer’s responsibilities

If an employer elects the full-service recordkeeping option, their responsibilities relating to the administration and qualification of their plan will include:

•	sending us contributions at the proper time;

•	determining the amount of all contributions for each participant;

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding all the forms to us that employees are required to submit;

•	arranging to have all reports distributed to employees and former employees if you elect to have them sent to you;

•	arranging to have our prospectuses distributed;

•	filing an annual information return for your plan with the IRS, if required;

•	providing us with the information needed for running special nondiscrimination tests, if you have a 401(k) plan or if your plan accepts post-tax
employee or employer matching contributions, and making any corrections if you do not pass the test;

•	selecting interest rates and monitoring default procedures, if you elect to offer participant loans in your plan; and

•	meeting the requirements of Section 404(c) under ERISA if you intend for your plan to comply with that section.

The plan recordkeeping services agreement contains other responsibilities of the employer relating to the administration and qualification of an employer’s plan. All plans that elect the full-service plan record-keeping option must enter into the recordkeeping services agreement. We will give you guidance and assistance in performing your responsibilities; however, you are ultimately responsible. Employers who use an individually designed or an IRS pre-approved
plan already have most of these responsibilities; therefore, adopting the Pooled Trust will not increase such responsibilities.

Adopting the M
OMENTUM
P
LUS
SM
program

To adopt the Plan and Trust, you, as the employer, must complete and sign a participation agreement and complete certain other installation forms and agreements.

To adopt the Pooled Trust, a plan trustee must execute a Pooled Trust participation agreement. Return your completed participation agreement to the address specified on the form. You should keep copies of all completed forms for your own records. In addition, the employer or plan trustee, whichever applies, must complete a contract application in order to participate in the contract.

Your financial professional can help you complete the participation agreement and the contract application. We recommend that your tax or benefits adviser review the participation agreement.

The provisions of your plan or applicable laws or regulations may be more restrictive than the M
OMENTUM
P
LUS
SM
contract. We reserve the right to amend the M
OMENTUM
P
LUS
SM
contract without the consent of any other person to comply with laws and regulations that may apply.

8.
Plan recordkeeping services

We offer two plan recordkeeping options: basic recordkeeping or full-service recordkeeping. Employers must elect one of these options for each plan. Employers who elect the full-service recordkeeping option must adopt the Plan and Trust.

Basic recordkeeping option

Our basic recordkeeping option includes:

•	accounting by participant;

•	accounting by source of contributions;

•	plan administration manual and forms (including withdrawal, transfer, loan processing and account allocation forms);

•	provision of annual Form 5500 Schedule A information for use in the plan’s annual Form 5500 report to the DOL;

•	plan loan processing, if applicable; and

•	1099-R for defaulted loans.

For an additional fee, we will also, based on information submitted by employers, direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS. Employers who elect this service must enter into a written agreement with the Company. The written agreement specifies the fees for this service.

Full-service recordkeeping option

A full-service recordkeeping option is available for employers who adopt the Plan and Trust. Under this option, we will provide the following plan recordkeeping services in addition to the services described above:

•	Plan and Trust documents approved by the IRS;

•	assistance in interpreting the Plan and Trust, including plan installation and ongoing administrative support;

•	assistance in annual reporting with the IRS and the DOL;

•	plan administration manual and forms (including withdrawal, transfer, loan processing and account allocation forms);

•	performance of vesting calculations;

•	performance of special nondiscrimination tests applicable to Code Section 401(k) plans;

•	tracking of hardship withdrawal amounts in Code Section 401(k) plans;
•	direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS; and

•	1099-R for defaulted loans.

Employers or plan trustees, as applicable, who elect the full-service recordkeeping option must sign a plan recordkeeping services agreement. This agreement specifies the fees for the recordkeeping services and describes any additional services that we will provide.

9.
Charges and expenses

Charges that the Company deducts

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit value of each variable investment option:

•	A mortality and expense risks charge.

•	An expense charge.

We deduct the following charges from each retirement account value. When we deduct these charges from the variable investment options, we reduce the number of units credited to an account. Any portion of the charge deducted from the guaranteed interest option is withdrawn in dollars:

•	A quarterly administrative charge.

•	A withdrawal charge when you make certain withdrawals.

•	A loan set-up charge when a plan loan is made.

•	A recordkeeping charge on the last business day of each calendar quarter if there is an active loan.

•	Charges at the time annuity payments begin — charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

We also bill the employer directly an annual charge for plan record-keeping services. More information about these charges appears below.

Charges under the contract

Base contract expenses

Charges to variable investment options

We deduct a daily charge from the net assets in each variable investment option to compensate us for expense risks, mortality risks and other expenses. We deduct this charge daily at a guaranteed maximum annual rate of 1.35% for each variable investment option, of which 0.50% is for mortality risks, 0.60% is for expense risks and 0.25% is for other expenses.

The expense risk we assume is the risk that, over time, our actual expense of administering the contract will exceed the amounts we realize from the quarterly administrative expense charge, the expense charge and the loan charges. The mortality risk we assume is that annuitants, as a group, may live longer than anticipated under annuity payout options that depend on the life of an annuitant. We intend the charge for expenses to reimburse us for our costs in providing administrative services under the contract.

To the extent the above charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contract.
Quarterly administrative charge

On the last business day of each calendar quarter, we deduct an administrative charge from each retirement account value to compensate us for administrative expenses relating to the contract. The charge is currently equal to a maximum charge of $7.50 ($30 annually) or, if less, 0.50% of the total of the retirement account value plus the amount of any active loan. We deduct this charge from each variable investment option and the guaranteed interest option in a specified order based on the source of the contributions. We describe how we deduct this charge in more detail under ‘‘How We Deduct The M
OMENTUM
P
LUS
SM
Quarterly Administrative Charge’’ in the SAI.

We will waive this charge for accounts of participants in plans that, prior to October 1, 1993, were using EQUI-VEST
®
Corporate Trusteed, EQUI-VEST
®
Unincorporated Trusteed, EQUI-VEST
®
Annuitant-Owned
HR-10
or M
OMENTUM
P
LUS
SM
as a funding vehicle, and which transferred assets to this contract, or if the retirement account value of the M
OMENTUM
P
LUS
SM
account is at least $25,000 on the last business day of each calendar quarter. This charge will be prorated for the calendar quarter in which the employer’s plan enrolls under the contract. The charge will not be prorated, however, if a participant enrolls during any subsequent calendar quarter. We reserve the right to increase this charge if our administrative costs increase. We will give employers or plan trustees 90 days’ written notice of any increase.

You, as employer, may choose to have this quarterly administrative charge billed to you directly for plans with 10 or more participants. However, we reserve the right to deduct the charge from retirement account values if we do not receive payment from the employer.

Charge for plan recordkeeping services

The annual charge for the basic plan recordkeeping option is $300 (prorated in the first year). We will bill this charge directly to the employer except for plans with 10 or fewer participants. This charge may be waived in certain cases. Employers may enter into a written agreement with us for direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS. We currently charge a $50 checkwriting fee for each check drawn under the service. We reserve the right to increase these charges if our plan recordkeeping costs increase. We will give employers or plan trustees, as applicable, 90 days’ written notice of any increase.

There are additional charges if the employer or plan trustee, as applicable, elects to use our full-service plan recordkeeping option. The additional charges will be set out in the recordkeeping services agreement and will depend on the services used.

Withdrawal charge

We do not deduct a sales charge from contributions. However, we assess a charge on amounts withdrawn from retirement account values to help pay the various sales and promotional expenses incurred in selling the contract. The withdrawal charge does not apply after the employer’s plan has participated in the contract for five years.

Unless the employer’s plan has participated in the contract for five years, we deduct a withdrawal charge for:

•	in-service withdrawals that are direct rollovers to an individual retirement account or another qualified plan not funded by a Company contract;

•	lump sum withdrawals from the variable investment options following a plan termination;

•	lump sum withdrawals from the guaranteed interest option following a plan termination if the market value adjustment is less than the withdrawal charge; and

•	surrenders following a contract termination.

In order to give the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of any withdrawal charges from the retirement account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge.

The withdrawal charge is 6% of the amount withdrawn or, if less, 8.5% of vested contributions (less any prior withdrawal charges paid) made on behalf of the participant.

Forfeited retirement account value.
 If a portion of the retirement account value is forfeited under the terms of an employer’s plan, we will assess a withdrawal charge only against vested contribution amounts. Under the basic plan recordkeeping option, the plan trustee must tell us the vested balance. No withdrawal charge applies to money in the forfeiture account that is reallocated to participant accounts. However, if you, as the employer or plan trustee, withdraw the forfeited amount from the contract before it is reallocated to other participants, we will charge you the balance of the withdrawal charge at that time.

We will waive the withdrawal charge if:

•	the amount withdrawn is applied to the election of a life annuity payout option;

•	you, the participant, die, retire or become disabled;

•	you, the participant, have separated from service as defined in the Code;

•	the amount withdrawn is intended to satisfy the Code’s minimum distribution requirements (Section 401(a)(9)) applicable after you reach age 72 (or 70 1 ⁄ 2 if applicable);

•	the amount withdrawn is defined as a “hardship withdrawal” pursuant to Treasury Regulation 1.401(k)-1(d). A hardship withdrawal is never subject to a withdrawal charge;
•	the amount withdrawn is the result of a request for a refund of “excess contributions” or “excess aggregate contributions” as such terms are defined in Section 401(k)(8)(B) and 401(m)(6)(B), respectively, of the Code, including any gains or losses, and the withdrawal is made no later than the end of the plan year following the plan year for which such contributions were made;

•	the amount withdrawn is a request for a refund of “excess deferrals” as such term is defined in Section 402(g)(2) of the Code, including any gains or losses, provided the withdrawal is made no later than April 15th, following the calendar year in which such excess deferrals were made;

•	the amount withdrawn is a request for a refund of contributions made due to a mistake of fact made in good faith, provided the withdrawal is made within 12 months of the date such contributions were made and such withdrawal does not include any earnings attributable to such contributions;

•	the amount withdrawn is a request for a refund of contributions made due to an automatic investment, provided the withdrawal is made within 90 days of the date of the participant’s initial contribution pursuant to the terms of the Code; or

•	the amount withdrawn is a request for a refund of contributions that the employer disallowed as a deduction for federal income tax purposes, provided such withdrawal is made within 12 months after the disallowance and such withdrawal does not include any earnings attributable to such contributions.

Plan loan charges

We will deduct a $50 charge from the retirement account value when a plan loan is made. Also, we will deduct a recordkeeping charge of $6 from the retirement account value on the last business day of each calendar quarter if there is an active loan on that date. An “active loan” is the principal amount of any participant plan loan that has neither been repaid nor considered distributed under Section 72(p) of the Code.

We intend these charges to reimburse us for the added administrative costs associated with processing loans. The $6 per quarter recordkeeping charge (but not the $50 set-up
charge) will apply to takeover loans.

An employer may elect to pay these charges. We reserve the right to increase these administrative charges if our costs increase. We will give employers or plan trustees, as applicable, 90 days’ written notice of any increase.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as state premium taxes in a participant’s state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by jurisdiction and ranges from 0% to 1%.

Charges that the Trusts deduct

The affiliated Trust deducts charges for the following types of fees and expenses:

•	Advisory fees.

•	12b-1 fees.

•	Operating expenses, such as trustee’s fees, independent auditors’ fees, legal counsel fees, administrative services fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the affiliated Trust is purchased at its net asset value, these fees and expenses are, in effect, passed on to the variable investment options and reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of the affiliated Trust (the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including advisory fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses of the affiliated Trust.

Charge reductions under special circumstances

For certain group arrangements, we may reduce certain charges. To qualify for these reductions or reduced charges, a group must meet certain requirements. We take factors such as our costs for sales, administration, the size of the group and frequency of contributions in account when reducing such charges. We also make charge reductions according to our rules in effect when we approve a contract for issue. Notwithstanding the above, we will not permit a reduction in charges where it will be unfairly discriminatory. All charge reductions are subject to any required governmental or regulatory approval.

10.
Tax information

Overview

Employer retirement plans that may qualify for
tax-favored
treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

•	participation, vesting and funding;

•	nondiscrimination;

•	limits on contributions and benefits;

•	distributions;

•	penalties;

•	duties of fiduciaries;

•	prohibited transactions; and

•	withholding, reporting and disclosure.

It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified
retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations of them. In addition, federal tax laws and ERISA are continually under review by Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified
retirement plans or the legality of fiduciary actions under ERISA. Any such change could have retroactive effects regardless of the date of enactment. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

Certain tax advantages of a
tax-qualified
retirement plan may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, inheritance and other similar tax laws). This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.
We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for
non-U.S.
taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

Buying a contract to fund a retirement arrangement

You are purchasing or contributing to an annuity contract in connection with an employer plan qualified under Code Section 401 (“qualified plan”). You should be aware that using an annuity contract as the funding vehicle for a qualified plan does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the contract’s selection of investment funds, availability of a guaranteed interest account and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to M
OMENTUM
P
LUS
SM
contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase this annuity contract.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

Tax aspects of contributions to a plan

Corporations, partnerships and self-employed individuals can establish qualified plans for working owners and employees who participate in the plan. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. See your tax adviser for more information. Violation of contribution limits may result in plan disqualification and/or imposition of monetary penalties. The trustee or plan administrator may make contributions on behalf of the plan participants which are deductible from the employer’s federal gross income. Employer contributions which exceed the amount currently deductible if not returned (with earnings allocable to the contribution) to the employer within two and a half months after the end of the plan year are subject to a 10% penalty tax.

The limits on the amount of contributions that can be made and/or forfeitures that can be allocated to each participant in defined contribution plans for 2026 is the lesser of $72,000 (after adjustment for cost-of-living changes) or 100% of the compensation or earned income for each participant. In 2026, the employer may not consider compensation in excess of $360,000 in calculating contributions to the plan. This amount will be adjusted for cost-of-living
changes in future years. For self-employed individuals, earned income is defined so as to exclude deductible contributions made to all tax-qualified
retirement plans, including Keogh plans, and takes into account the deduction for one-half
the individual’s self-employment tax. Deductions for aggregate contributions to profit-sharing plans may not exceed 25% of all participants’ compensation.

A qualified plan may allow the participant to direct the employer to make contributions by entering into a salary reduction agreement with the employer under Section 401(k) of the Code (“elective deferrals”). In general, the 401(k) plan, otherwise known as a cash or deferred arrangement, may not allow withdrawals of elective deferrals and the earnings on them before the earliest of the following events:

(1)	reaching of age 59 1 ⁄ 2 ,

(2)	death,

(3)	disability,

(4)	certain business dispositions and plan terminations, or

(5)	termination of employment. In addition, in-service withdrawals may be made in the case of financial hardship.

A 401(k) plan may may allow other in-service distribution options as permitted under federal tax rules. A participant cannot elect to defer annually more than $24,500 in 2026 under all salary reduction arrangements with all employers in which the individual participates.

Participants who are at least age 50 at any time during 2026 can make an additional $8,000 of
“catch-up”
elective deferrals if their plan so permits. A higher catch-up contribution limit applies for individuals aged 60, 61, 62 and 63 if the plan permits. For 2026, this higher catch-up contribution limit is $11,250 instead of $8,000. The SECURE 2.0 Act of 2022 (“SECURE 2.0”) requires that age 50 or over catch-up contributions be made to a designated Roth account, except for eligible participants whose prior year wages do not exceed a certain amount (indexed for inflation). The wage threshold for 2025 will be $150,000. This means that individuals who had wages in excess of $150,000 in 2025 must make any age-based catch-up contributions on a Roth basis in 2026. Self-employed individuals and employees (such as certain state and local government employees) whose compensation is not considered wages for FICA purposes will not be subject to this requirement.

Elective deferral contributions are generally made on a
pre-tax
basis. If the employer’s plan permits, an employee may designate some or all of salary reduction contributions as “designated Roth contributions,” which are made on an post-tax basis to the 401(k) arrangement. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance IRS guidance will be needed to properly administer this option.

Employer matching contributions to a 401(k) plan for self-employed individuals are no longer treated as elective deferrals, and are treated the same as employer matching contributions for other employees.

A qualified plan must not discriminate in favor of highly compensated employees. Two special nondiscrimination rules limit contributions and benefits for highly compensated employees in the case of (1) a 401(k) plan and (2) any defined contribution plan, whether or not a 401(k) feature is in the plan, which provides for employer matching contributions, employee post-tax
contributions or elective deferrals. Generally, these nondiscrimination tests require an employer to compare the deferrals or the aggregate contributions, as the case may be, made by the eligible highly compensated employees with those made by the eligible non-highly
compensated employees, although alternative simplified tests are available. Highly compensated participants include five percent owners and employees earning more than $160,000 for the prior year. (If desired, the latter group can be limited to employees who are in the top 20% of all employees based on compensation.) In addition, special “top heavy” rules apply to plans where more than 60% of the contributions or benefits are allocated to certain highly compensated employees known as “key employees.”

Certain 401(k) plans can adopt a “SIMPLE 401(k)” feature which will enable the plan to meet nondiscrimination requirements without testing. The SIMPLE 401(k) feature requires the 401(k) plan to meet specified contribution, vesting, exclusive plan requirements and notice requirements.

Also, employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions up to 3% of compensation and (b) 50% of salary deferral contributions that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be nonforfeitable. If the employer makes these contributions and gives proper notification to plan participants (if applicable), the plan is not subject to non-discrimination
testing on the salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

If a 401(k) plan or defined contribution plan with an employer match makes contributions to highly compensated employees exceeding applicable nondiscrimination limits for any plan year, the plan may be disqualified unless the excess amounts including earnings are distributed before the close of the next plan year. In addition, the employer is subject to a 10% penalty on any such excess contributions or excess aggregate contributions. The employer may avoid the penalty by distributing those contributions, plus income, within two and one-half
months after the close of the plan year. Except where the distribution is de minimis (under $100), the participant receiving any such distribution is taxed on the distribution and the related income for the year of the excess contribution or excess aggregate contribution.

Contributions to a 401(k) plan or a defined contribution plan as matching contributions, within the meaning of Section 401(m) of the Code, may not be deductible by the employer for a particular taxable year if the plan contributions are attributable to compensation earned by a participant after the end of the taxable year.

Tax aspects of distributions from a plan

Amounts held under qualified plans are generally not subject to federal income tax until benefits are distributed to the participant or other recipient. In addition, there will not be any tax liability for transfers of any part of a participant’s retirement account value among the investment options.

The various types of benefit payments include withdrawals, annuity payments and lump sum distributions. Each benefit payment made to the participant or other recipient is generally fully taxable as ordinary income. An exception to this general rule is made, however, to the extent a distribution is treated as a recovery of post-tax
contributions made by the participant.

In addition to income tax, the taxable portion of any distribution may be subject to a 10% penalty tax. See “Penalty tax on premature distributions” in this section.

Designated Roth Contribution Account

Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59
1
⁄
2
or death. Also, there can be no qualified distribution until after the expiration of a
5-year
aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. A nonqualified distribution from a designated Roth contribution account is treated as part return of basis, part earnings on pro rata basis.
If the post-tax contributions are in a “designated Roth account” under a 401(k) plan which permits designated Roth contributions to be made, they can be rolled into another “designated Roth account” under another such plan. They cannot be rolled over to a non-Roth
post-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 401(k) plan.

“In-plan”
Roth conversions

If permitted by the plan, participants who are eligible to withdraw amounts may make an
“in-plan”
direct conversion rollover from a
pre-tax
account or a
non-Roth
post-tax account under the plan to a designated Roth account under the plan. The designated Roth account cannot be established by rollover. An
“in-plan”
direct conversion rollover is not subject to withholding but is a taxable transaction, so a participant considering an
“in-plan”
direct conversion rollover should consider the payment of estimated tax. No tax applies to the basis portion of a non-Roth
post-tax amount so converted.

A plan may allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Income taxation of withdrawals

The amount of any distribution prior to the annuity starting date is treated as ordinary income except to the extent the distribution is treated as a withdrawal of post-tax
contributions. Withdrawals from a qualified plan are normally treated as pro rata withdrawals of post-tax
contributions and earnings on those contributions. If the plan allowed withdrawals prior to separation from service as of May 5, 1986, however, all post-tax
contributions made prior to January 1, 1987 may be withdrawn tax free prior to withdrawing any taxable amounts if properly accounted for by the plan. The IRS has issued guidance on the allocation between pre-tax and post-tax amounts. See the discussion under “Eligible rollover distributions” below.

As discussed in this section in “Certain rules applicable to plan loans,” taking a loan or failing to repay an outstanding loan as required may, in certain situations, be treated as a taxable withdrawal.

Income taxation of annuity payments

In the case of a distribution in the form of an annuity, the amount of each annuity payment is treated as ordinary income except where the participant has a cost basis in the annuity.

The cost basis is equal to the amount of post-tax contributions, plus any employer contributions that had to be included in gross income in prior years. If the participant has a cost basis in the annuity, a portion of each payment received will be excluded from gross income to reflect the return of the cost basis. The remainder of each payment will be includable in gross income as ordinary income. The excludable portion is based on the ratio of the participant’s cost basis in the annuity on the annuity starting date to the expected return, generally determined in accordance with a statutory table, under the annuity as of such date. The full amount of the payments received after the cost basis of the annuity is recovered is fully taxable. If there is a refund feature under the annuity, the beneficiary of the refund may recover the remaining cost basis as payments are made. If the participant (and beneficiary under a joint and survivor annuity) die prior to recovering the full cost basis of the annuity, a deduction is allowed on the participant’s (or beneficiary’s) final tax return.

Income taxation of lump sum distributions

If benefits are paid in a lump sum, the payment may be eligible for the special tax treatment accorded lump sum distributions. In certain limited cases, a distribution may be eligible for the favorable ten-year
averaging and long-term capital gain treatment. Please consult your tax adviser for information about your individual circumstances.

Eligible rollover distributions

Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59
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⁄
2
may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. If permitted by the plan, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. SECURE 2.0 also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. The SECURE Act may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.
The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. (We expect to have forms for this choice.)

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

To the extent a distribution is rolled over, it remains tax deferred. However, see
”In-plan
Roth conversions” earlier in this section.

Distributions not rolled over directly are subject to 20% mandatory withholding and the distribution may be subject to the premature penalty tax. See “Tax withholding and information reporting” in this section.

The taxable portion of most distributions will generally be an “eligible rollover distribution” unless the distribution falls within one of the exceptions prescribed under federal tax rules. Some of the exceptions include the following distributions:

•	one of a series of substantially equal periodic payments made (not less frequently than annually):

(a)	for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his or her designated beneficiary in accordance with IRS formulas, or

(b)	for a specified period of ten years or more.

•	a hardship withdrawal;

•	any distribution to the extent that it is a required distribution under Section 401(a)(9) of the Code (see “Distribution requirements and limits” below);

•	certain corrective distributions in plans subject to Sections 401(k), 401(m) or 402(g) of the Code;

•	loans that are treated as deemed distributions under Section 72(p) of the Code;

•	costs of life insurance protection for participants;

•	dividends paid on employer securities as described in Section 404(k) of the Code; and

•	in some instances, a distribution to a non-spousal beneficiary.

If a distribution is made to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions applies.

Amounts attributable to “designated Roth contributions” under a 401(k) plan may be rolled over to another designated Roth contribution separate account under a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth
after tax contribution account under a 401(k) plan.

If there is a mandatory distribution provision in the employer’s plan for certain small amounts, such a mandatory forced-out
distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution.

Penalty tax on premature distributions

An additional 10% penalty tax is imposed on all taxable amounts distributed to a participant who has not reached age 59
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⁄
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unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

Some of the specified exceptions are for:

(a)	distributions made on account of the participant’s death or disability;

(b)
distributions (which begin after separation from service) in the form of a life annuity or substantially equal periodic installments over the participant’s life expectancy (or the joint life expectancy of the participant and the beneficiary);

(c)	distributions made in connection with the birth or adoption of a child as specified in the Code;

(d)	distributions due to separation from active service after age 55; and

(e)	distributions used to pay certain extraordinary medical expenses.
SECURE 2.0 added new exceptions to the 10% early distribution penalty. Please note that it is a participant’s responsibility to claim the penalty exception on his or her own income tax return and to document eligibility for the exception to the IRS.

Lifetime required minimum distributions

Distributions from qualified plans must be made according to rules in the Code and Treasury Regulations and the terms of the plan, and generally must commence no later than April 1st of the calendar year following the calendar year in which the participant reaches the applicable RMD age (or retires from the employer sponsoring the plan, if later). Five percent owners of qualified plans must commence minimum distributions after the applicable RMD age even if they are still working. Distributions can generally be made:

(1)	in a lump sum payment;

(2)	over the life of the participant;

(3)	over the joint lives of the participant and his or her designated beneficiary subject to required minimum distribution rules;

(4)	over a period not extending beyond the life expectancy of the participant; or

(5)	over a period not extending beyond the joint life expectancies of the participant and his or her designated beneficiary subject to required minimum distribution rules.

The plan document will specify the options available to participants.

The minimum amount required to be distributed in each year after minimum distributions are required to begin is described in the Code, Treasury Regulations and IRS guidelines. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to M
OMENTUM
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contracts because of the type of benefits provided under the contract. Effective for taxable years beginning after December 31, 2023, lifetime required minimum distributions do not apply for designated Roth accounts.

Post-death required minimum distribution payments

The SECURE Act changed the distribution options pursuant to the death of a participant. These vary, depending on the status of the beneficiary (individual and entity) and when the participant dies. Particularly, the SECURE Act significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following the participant’s death must generally be distributed within 10 years in accordance with federal tax rules. If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.

An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after the participant’s death.

The following individuals are EDBs:

•	the participant’s surviving spouse (see spousal beneficiary, below);

•	the participant’s minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than the participant.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years in accordance with federal tax rules.

Spousal beneficiary.

If the participant’s beneficiary is his/her surviving spouse, the spouse has a number of choices. As noted above, post-death distributions may be made over the surviving spouse’s life or period of life expectancy. Effective beginning after 2023, the spouse beneficiary may elect to have RMDs determined using the Uniform Lifetime Table and, if applicable, may delay starting payments over his/her life or life expectancy period until the year in which the participant would have attained the applicable RMD age. The spouse beneficiary may be able to roll over amounts from the participant’s plan into an IRA or other eligible retirement plan. If your spouse beneficiary is subject to the 10 year rule and wants to roll over the death benefit in or after the calendar year in which the surviving spouse attains the applicable RMD age, the spouse may not roll over a “hypothetical RMD” amount. To determine the “hypothetical RMD” amount, qualified legal and tax advisers should be consulted.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If the participant dies before his/her Required Beginning Date for lifetime required minimum distributions, and the death beneficiary is a non-individual such as the participant’s estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If the participant dies after his/her Required Beginning Date for lifetime required minimum distributions, and the death beneficiary is a non-individual such as the participant’s estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Additional Changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary will trigger the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years in accordance with federal tax rules.

Distributions received by a beneficiary are generally given the same tax treatment the participant would have received if distribution had been made to the participant.

If there is an insufficient distribution in any year, a 25% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS. Failure to have distributions made as the Code and Treasury Regulations require may result in plan disqualification.

Spousal requirements

In the case of some qualified retirement plans, if a participant is married at the time benefit payments become payable, unless the participant elects otherwise with written consent of the spouse, the benefit must be paid in the form of a qualified joint and survivor annuity (“QJSA”). A QJSA is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount which is not less than one-half
of the amount payable to the participant during his or her lifetime. In addition, most plans require that a married participant’s beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

Certain rules applicable to plan loans

The following are federal tax and ERISA rules that apply to loan provisions of all employer plans. Employer plans may have additional restrictions. Employers and participants should review these matters with their own tax advisers before requesting a loan. There will not generally be any tax liability with respect to properly made loans in accordance with an employer plan. A loan may be in violation of applicable provisions unless it complies with the following conditions:

•	with respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan;

•	in general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence (the plan can also provide for additional time for repayment of plan loans owed by qualified individuals eligible for a federal disaster loan relief);

•	all principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly;

•	the amount of a loan to a participant, when aggregated with all other loans to the participant from all qualified plans of the employer, cannot exceed the greater of $10,000 or 50% of the participant’s non-forfeitable
accrued benefits, and cannot exceed $50,000 in any event. This $50,000 limit is reduced by the excess (if any)

of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made. If the plan permits for qualified disaster recovery loans, the maximum loan limit can increase up to $100,000 for qualified individuals subject to federal tax rules. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance;

•	only 50% of the participant’s vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant’s vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security;

•	loans must be available to all plan participants, former participants who still have account balances under the plan, beneficiaries and alternate payees on a reasonably equivalent basis;

•	each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances;

•	some plans provide that the participant’s spouse must consent in writing to the loan; and

•	plan loans can be made to sole proprietors, partners and S Corporation owners under the same terms and conditions provided in the Code.

If the loan does not qualify under the conditions above, the participant fails to repay the interest or principal when due, or, in some instances, if the participant separates from service or the plan is terminated, the amount borrowed or not repaid may be treated as a distribution. The participant may be required to include as ordinary income the unpaid amount due and a 10% penalty tax on early distributions may apply. The plan should report the amount of the unpaid loan balance to the IRS as a distribution. See “Tax aspects of distributions from a plan” in this section.

The loan requirements and provisions of M
OMENTUM
P
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SM
shall apply regardless of the plan administrator’s guidelines.

Tax withholding and information reporting

Status for income tax purposes; FATCA

In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding

Mandatory federal income tax withholding at a 20% rate will apply to all “eligible rollover distributions” unless the participant elects to have the distribution directly rolled over to another eligible retirement plan, including a qualified plan, an annuity contract under Section 403(b) of the Code, an eligible governmental employer plan under Section 457 of the Code or IRA (traditional or Roth). See the description in this section of “Eligible rollover distributions.” For all other distributions, federal income tax must also be withheld on the taxable portion of pension and annuity payments, unless the recipient is eligible to elect out and elects out of withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special rules may apply to foreign recipients or United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld, or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.

Requests not to withhold federal income tax must be made in writing prior to receiving payments and submitted in accordance with the terms of the employer plan. No election out of withholding is valid unless the recipient provides the recipient’s correct Taxpayer Identification Number and a U.S. residence address.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents of such states. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state income tax withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions that are not rolled over (as described in this section under “Eligible rollover distributions”). Contact your tax adviser to see how state withholding may apply to your payment.
Impact of taxes to the Company

Under existing federal income tax rules, the Company does not pay tax on investment income and capital gains of the variable investment options if they are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the variable investment options and it does not currently impose a charge for federal income tax on this income when it computes unit values for the variable investment options. If changes in federal tax laws or interpretations of them would result in our being taxed, then we may impose a charge against the variable investment options (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The M
OMENTUM
P
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program provides employer plans with the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor’s responsibility to see that the requirements of the DOL regulation are met. The Company and its representatives shall not be responsible if a plan fails to meet the requirements of Section 404(c).

11.
More information

About Separate Account A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of the Company.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Each subaccount (variable investment option) within Separate Account A invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;
(4)
to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)	to deregister Separate Account A under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Separate Account A;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)
to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

We will notify M
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contract owners if any changes result in a material change in the underlying investments of a variable investment option. We may make other changes in the contracts that do not reduce any annuity benefit, retirement account value or other accrued rights or benefits.

About the Trust

The affiliated Trust is registered under the Investment Company Act of 1940. It is classified as
“open-end
management investment companies,” more commonly called mutual funds. The affiliated Trust issues different shares relating to each portfolio.

The Board of Trustees of the affiliated Trust serves for the benefit of the affiliated Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the affiliated Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the affiliated Trust, or in the SAI, which are available upon request. See the Appendix: “Investment options available under the contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under the M
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contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m., Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	Quarterly rebalancing will be processed on a calendar year basis and semi-annual or annual rebalancing will be processed on the first business day of the month. Any new request to elect automatic asset rebalancing or a change to your existing election will be processed on the day indicated on the properly completed form. Rebalancing will not be done retroactively.

Contributions and transfers

•	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•	Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

•	Transfers to or from variable investment options will be made at the value next determined after the receipt of the transfer request.

•	Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

About your voting rights

As the owner of shares of the affiliated Trust, we have the right to vote on certain matters involving the portfolios, such as:

•	the election of trustees;

•	the formal approval of independent auditors selected for the affiliated Trust; or

•	any other matters described in the prospectus for the affiliated Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give participants or plan trustees, whichever applies, the opportunity to instruct us how to vote the number of shares attributable to their retirement account values if a shareholder vote is taken. If we do not receive instructions in time from all participants or plan trustees, as applicable, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants or plan trustees, whichever applies, vote. One effect of proportional voting is that a small number of participants or plan trustees, as applicable, may determine the outcome of a vote.

The affiliated Trust sells its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees the affiliated Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account A voting rights

If actions relating to Separate Account A require participant or plan trustee approval, participants or plan trustees will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants or plan trustees, as applicable.

Changes in applicable law

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

IRS disqualification

If a retirement plan funded by the M
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contract is found not to qualify under federal income tax rules, we may terminate participation in the M
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program and pay the participant, the plan trustee or other designated person, the retirement account value balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the ability of the principal underwriter (if applicable) to perform its contract with Separate Account A.

Financial statements

The financial statements of Separate Account A, as well as the financial statements and supplemental schedules of the Company, are incorporated by reference in the SAI. The financial statements and supplemental schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling
(800) 528-0204.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1345 Avenue of the Americas, New York, NY 10105. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” in this prospectus.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits.

Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash
compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.
In an effort to promote the sale of the Company products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. Equitable Advisors also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Appendix: Investment options available under the contract

(a) Variable investment options

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies which may be amended from time to time and can be found online at
www.equitable.com/ICSR#EQH146681. You can request this information at no cost by calling
(877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	1290 VT Equity Income — Equitable Investment Management Group, LLC (“EIMG”); Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	13.04%	11.25%	8.85%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.29%	^	15.91%	7.70%	5.38%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		12.82%	11.24%	10.77%
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.23%	^	6.11%	13.44%	11.19%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.15%		12.97%	7.79%	9.47%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	8.72%	8.64%	—
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.95%	^	19.83%	13.80%	15.00%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.67%	^	16.30%	12.50%	13.54%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	7.48%	1.74%	3.11%
Asset Allocation	EQ/Conservative-Plus Allocation† — EIMG	1.09%		9.06%	3.38%	4.94%
Fixed Income	EQ/Core Bond Index(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	6.43%	0.35%	1.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.53%	-0.74%	2.16%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.53%	^	17.24%	13.79%	14.16%
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%	^	7.06%	6.11%	8.71%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.08%	^	19.14%	8.33%	9.47%
Fixed Income	EQ/Intermediate Government Bond(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	5.51%	0.30%	1.14%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	31.53%	9.91%	8.07%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.04%		26.66%	7.75%	6.77%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	16.93%	14.99%	11.71%
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		10.88%	12.03%	12.83%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		11.06%	11.64%	15.01%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.74%		15.04%	10.52%	9.77%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.03%	^	13.08%	12.72%	15.87%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		4.98%	7.62%	8.20%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		10.20%	4.12%	5.77%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.11%		11.50%	5.88%	7.67%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.15%	^	7.39%	-0.01%	12.95%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	4.47%	2.93%	2.32%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.83%		6.29%	-0.17%	1.31%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.63%		12.57%	6.16%	9.44%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%		11.01%	8.65%	8.47%
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		16.32%	11.47%	15.67%
Fixed Income	Multimanager Core Bond(1) — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.93%	^	7.11%	-0.27%	1.72%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23%	^	25.87%	12.46%	19.41%
Asset Allocation	Target 2015 Allocation — EIMG	1.10%	^	9.41%	2.84%	5.08%
Asset Allocation	Target 2025 Allocation — EIMG	1.10%	^	13.12%	5.57%	7.41%
Asset Allocation	Target 2035 Allocation — EIMG	1.05%		15.70%	7.50%	8.95%
Asset Allocation	Target 2045 Allocation — EIMG	1.03%		16.81%	8.58%	9.86%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%	^	17.90%	9.51%	10.81%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†
EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*
The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)
Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

(b) Fixed investment options

The following is a list of Fixed investment options currently available under the Contract. We may change the features of the Fixed investment options listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteed interest option	N/A	3.0%

See “Fixed investment options” in “Purchasing the contract”
in the prospectus for a description of the Fixed investment options’ features.

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Issued by

Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a Statement of Additional Information (“SAI”) that includes additional information about M
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, the Company and Separate Account A. The SAI dated May 1, 2026, is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call (800) 528-0204. The SAI is also available at our website, www.equitable.com/ICSR#EQH146681.

Reports and other information about Equitable Financial Life Insurance Company and Separate Account A are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000024812

Equitable Financial Life Insurance Company

Supplement dated May 1, 2026 to the Prospectus dated May 1, 2026 for Momentum PlusSM

This Supplement adds information related to an exchange offer and modifies certain related information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus or call (800) 528-0204.

EXCHANGE OFFER

This Supplement describes an Exchange Offer we are making to you in connection with your group deferred annuity contract. This Supplement contains important information that you should know before accepting this Exchange Offer.

NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept this Exchange Offer or take any action under your Existing Contract. If you do not accept this Exchange Offer, your Existing Contract will continue unchanged.

In certain Employer-sponsored plans, your Employer or Plan Trustee may unilaterally accept this Exchange Offer. You can contact your financial professional for additional information.

You should carefully read this Supplement in conjunction with your Prospectus before making your decision regarding this Exchange Offer. If you have any questions about this Exchange Offer, contact your financial professional or call us directly at (800) 528-0204.

Why am I receiving this offer?

Your Employer or Plan Trustee has decided to make available to you a defined contribution investment platform (the “Program”), which is designed to provide participants (“Participants”) a selection of investment options, including certain mutual fund options and a fixed annuity contract option (each a “Program Investment Option” and collectively the “Program Investment Options”). In the future, we expect to expand the investment options available under the Program. Please note that certain Program Investment Options may be offered, advised or subadvised by Equitable Financial Life Insurance Company (the “Company”) or one or more of our affiliates.

Because the Program is available to you and you are no longer able to contribute to your Momentum PlusSM group contract, contract or certificate (each an “Existing Contract” and collectively the “Existing Contracts”), we will permit you to exchange some or all of your Existing Contract for one or more affiliated mutual funds that are also Program Investment Options (each an “Affiliated Mutual Fund” and collectively the “Affiliated Mutual Funds”) and/or one or more unaffiliated mutual funds that are also Program Investment Options (each an “Unaffiliated Mutual Fund” and collectively the “Unaffiliated Mutual Funds”) without imposing withdrawal charges, although a market value adjustment may apply (the “Exchange Offer”). This Exchange Offer also includes, if applicable, any subsequent exchanges under the Program of shares of an Affiliated Mutual Fund or Unaffiliated Mutual Fund for an Existing Contract or a New Contract (described below) and any future exchanges under the Program.

You should carefully read this Supplement and your Prospectus and the prospectuses for each Affiliated Mutual Fund and each Unaffiliated Mutual Fund (each a “Mutual Fund” and collectively the “Mutual Funds”) before making your decision regarding this Exchange Offer. This Exchange Offer allows you to exchange some or all of the retirement account value (“account value”) in your Existing Contract for one or more Mutual Fund without paying withdrawal charges, although a market value adjustment may apply. You should only exchange some or all of the account value in your Existing Contract if you have determined you no longer need or want some or all of the Guaranteed Benefits (described below) provided by your Existing Contract. The Mutual Fund do not offer any of these Guaranteed Benefits. If you accept this Exchange Offer your Guaranteed Benefits will terminate or be reduced and they cannot be reinstated.

What is this offer? How does this offer work?

You can exchange some or all of your Existing Contract without incurring withdrawal charges for one or more Mutual Fund, although a market value adjustment may apply. The minimum amount that may be exchanged pursuant to this Exchange Offer is $20. If you are considering investing in one or more Mutual Fund you should contact your financial professional, who will be able to explain the details of the Mutual Fund and provide you with the proper forms and applications necessary to complete the transaction. Mutual Funds can only be purchased through a broker-dealer and this Exchange Offer is not available through all broker-dealer firms.

IM-29-19 (05/26)	CAT. NO. 160750 (05/26)
MO Plus	#940329

Under this Exchange Offer, the full or partial exchange of your Existing Contract will not trigger any applicable withdrawal charge under your Existing Contract. In addition, since the Mutual Funds do not have withdrawal charges, any account value from your Existing Contract transferred into the Mutual Funds would not be subject to any withdrawal charge under the Affiliated Mutual Funds (but would be subject to all other charges and fees under each applicable Mutual Fund).

Your Existing Contract has certain benefits that are not offered under any Mutual Fund (the “Guaranteed Benefits”):

•	the ability to annuitize at guaranteed annuitization rates and receive guaranteed income for life; and

•	a guaranteed interest option (investment option that pays interest at guaranteed rates).

You should carefully consider whether an exchange is appropriate for you by comparing the Guaranteed Benefits provided by your Existing Contract to the benefits and features provided by each Affiliated Mutual Fund(s). The Affiliated Mutual Funds do not provide any guaranteed benefits and if you accept this Exchange Offer your Guaranteed Benefits will be terminated or reduced, perhaps significantly.

You should also compare the fees and charges of your Existing Contract to the fees and charges of the Mutual Funds (mutual fund annual operating expenses include management fees, distribution and/or service (12b-1) fees and other expenses). You will also pay a recordkeeping fee on assets invested in Mutual Funds. There are no front-end or back-end sales charges for the Mutual Funds. For a copy of the prospectus for a Mutual Fund, please contact your financial professional or call (800) 528-0204. Please also see “How can I evaluate this offer?” and “Appendix I”.

When your Employer or Plan Trustee made the Program available to you it also decided how ongoing contributions may be allocated. That decision determined the terms under which you can exchange some or all of the account value in your Existing Contract into one or more Mutual Fund. Accordingly since your Employer or Plan does not currently permit ongoing contributions to the Existing Contracts, you can elect to exchange some or all of the account value in your Existing Contract into one or more Mutual Fund. Employer or Plan Trustee restrictions may prevent you from accepting this Exchange Offer.

We reserve the right to terminate or materially amend this Exchange Offer with respect to any or all Existing Contracts, as well as, any or all Mutual Funds with notice at least 60 days. prior to the date of termination or the effective date of the amendment, subject to the following limited exceptions. First, no such notice would be required if, under extraordinary circumstances, there is a suspension in the redemption of the Existing Contract under Section 22(e) of the 1940 Act or the rules thereunder. Second, no such notice would be required if the Mutual Fund temporarily delays or ceases the sale of the security because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

Can I subsequently exchange back into my Existing Contract or a New Contract?

Since your Existing Contract and the New Contract (discussed below) are not currently Plan investment options accepting contributions, you cannot transfer from Mutual Fund back into your Existing Contract or a New Contract. If, at some point in the future, Existing Contracts (or New Contracts as applicable) are Plan investment options accepting contributions, we also reserve the right to disallow all exchanges from the Mutual Funds into Existing Contracts or New Contracts, as well as, the right to reject individual Participant’s requests to exchange some or all of their value in the Mutual Funds back into their Existing Contract or a New Contract without rejecting other Participant’s requests or all Participant’s requests. Please Note: Even if you exchange back into your Existing Contract or a New Contract, you may not receive the same level of Guaranteed Benefits as you originally had under your Existing Contract. Please see “How can I evaluate this offer?” and “Appendix I”.

If permitted by your Employer or Plan Trustee at some future date, you may also be able to exchange some or all of the value in your Mutual Funds back into your Existing Contract or, if your Existing Contract no longer exists (because you fully exchanged it for one or more of the Affiliated Mutual Funds or subsequently surrendered it), into a new contract. The new contract would be a newly issued version of your terminated Existing Contract if it is available for new sales (the “New Contract”). For a copy of the prospectus for the New Contract, please contact your financial professional or call (800) 528-0204. Please Note: A New Contract is only applicable if your Existing Contract no longer exists, and you will be required to complete the necessary application, order form or other documentation before the New Contract can be issued and the exchange from the Mutual Funds completed.

If you exchange back into your Existing Contract or a New Contract (which is not currently permitted), a new withdrawal charge period will attach to that exchanged amount. However, no withdrawal charge will be applied to subsequent exchanges back to Mutual Funds pursuant to this Exchange Offer, although a market value adjustment may apply. You should only exchange shares of Mutual Funds for an Existing Contract or New Contract (which is not currently permitted) if you have determined that you want some or all of Guaranteed Benefits provided by the Existing Contract or New Contract and you understand all of the fees and expenses that you would be paying under that contract.

2

How can I evaluate this offer?

You must decide between: (1) keeping your Existing Contract; or (2) fully or partially exchanging your Existing Contract without any applicable withdrawal charges (although a market value adjustment may apply) for one or more Mutual Fund.

If you do not accept our offer, your Existing Contract and all of the Guaranteed Benefits would continue unchanged, and any applicable charges would continue to be deducted from your account value.

If you elect to fully exchange your Existing Contract for one or more Mutual Fund:

•	Your Existing Contract and its Guaranteed Benefits would terminate.

•	Your account value would transfer without incurring any applicable withdrawal charges, although we will deduct a pro rata portion of the Annual Administrative Charge if your Existing Contract’s account value is less than the applicable threshold specified in your Existing Contract.

•	We may impose a market value adjustment on any account value exchanged from a guaranteed interest option under an Existing Contract, which could significantly decrease the amount to be exchanged.

•	In the future, you would not have the option to receive the lifetime income at guaranteed annuity rates.

If you partially exchange your Existing Contract for one or more Mutual Fund:

•	Your account value will be reduced by the amount of the exchange.

•	We may impose a market value adjustment on any account value exchanged from a guaranteed interest option under an Existing Contract, which could significantly decrease the amount to be exchanged.

•	The account value that can be used for annuity payments under the Existing Contract’s annuity payment options will also be reduced.

You should compare your Existing Contract’s Guaranteed Benefits with the Mutual Fund’s benefits and features. See “Appendix I”. Under a Mutual Fund the death benefit is equal to your Mutual Fund account value, which could be more or less than your contributions, including the amount exchanged from your Existing Contract. In addition, you will not be able to annuitize your Mutual Funds and receive guaranteed lifetime income.

When you purchased your Existing Contract, you made the decision that some or all of the Guaranteed Benefits were important to you based on your personal circumstances at that time. When considering this Exchange Offer, you should consider whether you no longer need or want some or all of the Guaranteed Benefits provided by your Existing Contract, given your personal circumstances today and your future needs because, if you accept our Exchange Offer, you will be giving up or significantly reducing your Guaranteed Benefits. You should consider your specific circumstances, including your specific account values, death benefit value, and the following factors:

•	How long you intend to keep your Existing Contract.

•	Whether it is important for you to be able to receive guaranteed lifetime income.

•	Whether the availability of a guaranteed interest option is important to you.

•	Whether a market value adjustment would apply.

You should assess your own situation to decide whether to accept the Exchange Offer. Once terminated, your Guaranteed Benefits based on the values in your Existing Contract cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your Existing Contract will experience market gains or losses.

Also, if your Employer or Plan Trustee allows contributions into Existing Contracts (or New Contracts when applicable) in the future and we allow you to exchange from Mutual Fund back into your Existing Contract or a New Contract, a new withdrawal charge period will start. There is no guarantee that your Employer or Plan Trustee will allow contributions into Existing Contracts or New Contracts in the future.

Please remember, the Mutual Funds do not provide any guaranteed benefits. If you exchange 100% of your account value under your Existing Contract for one or more Mutual Funds, your Existing Contract will terminate, and you will lose your Guaranteed Benefits. If you exchange only a portion of your account value, the amount exchanged will reduce the account value of your Existing Contract. You will also be subject to all the fees and charges under each applicable Mutual Fund.

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How do I accept this offer?

To accept this Exchange Offer, you must (1) be enrolled in the Program (please contact your financial professional for more information on how to enroll in the Program) and (2) complete the applicable exchange form. Please complete, sign and date the exchange form and return it to us at the following address:

Equitable-Retirement

P.O. Box 219489

Kansas City, MO 64121-9489

We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.

Good order. The Exchange Offer is not available on (1) any day that you are not enrolled in the Program and (2) on a nonbusiness day (including a non-Segment Business Day if account value is being exchanged out of a Segment). We will not consider your acceptance of the offer to be in good order if we receive it on such a day or if it is missing any necessary information. If the Exchange Offer is received in good order before the market closes on a business day, then (1) for exchanges into Affiliated Mutual Funds, the exchange out of the Existing Contract and the purchase of shares of each Affiliated Mutual Fund will occur at the price calculated as of market close on that business day and (2) for exchanges into Unaffiliated Mutual Funds, the exchange out of the Existing Contract will occur at the price calculated as of market close on that business day but the purchase of shares of each Unaffiliated Mutual Fund will occur at the price calculated as of the market close on the business day that the purchase order is received by the Unaffiliated Mutual Fund, which is generally one to three business days later. This means that if you exchange into both an Affiliated Mutual Fund and an Unaffiliated Mutual Fund, your purchases will not occur on the same business day. If we receive your acceptance on a non-business day and it is otherwise complete, the exchange out of your Existing Contract will be processed on the next business day and the purchase of Mutual Fund shares will occur as set forth above.

What are the tax implications of accepting the offer?

We view exchanges from the Existing Contracts in whole or in part to one or more Mutual Funds as a transfer from another funding vehicle under the Plan and therefore, accepting this Exchange Offer will generally not be viewed as a taxable distribution to you. For more information, please see “Tax Information” in your Prospectus. You should discuss with your tax advisor whether it makes sense for you to accept the offer.

More information about this offer.

Although we do not directly compensate your financial professional based on your acceptance of this Exchange Offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you should accept this Exchange Offer. For example, if you exchange some or all of your Existing Contract for a Mutual Fund, your financial professional may receive compensation upon completion of that exchange. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see “Distribution of the contracts” in “More information” in your Prospectus.

Please note that your Existing Contract and any New Contract, if applicable, may each be a Program Investment Option. For ease of discussion regarding this Exchange Offer, this Supplement separates your Existing Contract and any New Contract from the Program Investment Options.

All exchanges are subject to our policies and procedures concerning frequent or disruptive transfer activity.

The Exchange Offer may vary for certain contracts, certificates, and in certain states and may not be available for all contracts or certificates, in all states, at all times or through all financial intermediaries. All material variations are described in this Supplement. We may suspend, modify, or terminate this Exchange Offer at any time with notice, as described in this Supplement. In the future, we may make new, additional or modified offers in connection with these Existing Contracts or certain benefits thereunder with different terms that may be more or less favorable than the terms described herein.

4

APPENDIX I

The following chart provides a brief summary comparison of some of the important features of your Existing Contract and the Mutual Funds and between the Mutual Funds and a New Contract. You should not rely solely on this chart in examining the differences between your Existing Contract and the Mutual Funds and between the Mutual Funds and a New Contract. There may be other differences important for you to consider prior to purchasing a Mutual Fund or a New Contract. You should read your Prospectus and other information related to your Existing Contract and the prospectus for each Mutual Fund you are interested in and the prospectus for a New Contract prior to requesting any exchange. If you would like a prospectus for a Mutual Fund or a New Contract, contact your financial professional or call (800) 528-0204. Please note, this chart does not create or modify any existing rights or Guaranteed Benefits, all of which are only established by your Existing Contract. Your Employer or Plan Trustee does not currently allow contributions into Existing Contracts or New Contracts, and there is no guarantee that they will do so in the future.

	Momentum PlusSM	AFFILIATED MUTUAL FUNDS
Annual Administrative Charge[1]	$7.50 quarterly	$0
Separate Account Expenses	1.35%	0
Variable Investment Option Fees	0.54%-1.73%	0
Record Keeping Fee	0	0.15%-1.60%
Mutual Fund Annual Operating Expenses	0	0%-2.26%[2]
Maximum Withdrawal Charge	6%	0%
Living Benefit (charge)	No	No
Variable Investment Options	approximately 51	0
Death Benefit	Retirement Account Value	Account Value
Guaranteed minimum annual rate in the Guaranteed Interest Option (guaranteed minimum annual rate)[3]	Yes	No
Lifetime Payout Option	Yes	No
Additional Features		managed account service
1

The administrative charge is currently $7.50 per quarter or, if less, 0.50% of a participant’s retirement account value plus the amount of any active loan. Your employer may elect to pay this charge. Exceptions apply to certain contracts where the participant’s retirement account value is $25,000 or more. We reserve the right to waive or increase this charge upon 90 days written notice to the employer or plan trustee.

2

Your Plan will designate the Mutual Funds which are available to you as Mutual Fund Program Investment Options. The high and low Mutual Fund Annual Operating Expenses will vary based on the Mutual Fund Program Investment Options available to you.

3

The guaranteed interest option is part of our general account and pays interest at guaranteed rates that are reset periodically. A market value adjustment may apply to withdrawals from the guaranteed interest option.

MOMENTUM PLUSSM

Retirement Planning from Equitable Financial Life Insurance Company (the “Company”)

Supplement dated May 1, 2026 to the prospectus dated May 1, 2026

Ohio Alternative Retirement Program

The Pooled Trust for Members Retirement Plans of the Company

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “prospectus”) offered by the Company. You should read this Supplement in conjunction with your prospectus and retain it for future reference. This Supplement incorporates the prospectus by reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

We offer the MOMENTUM PLUSSM program, as described below, to certain participants in defined contribution plans that meet the requirements of Section 401(a) of the Internal Revenue Code within the state of Ohio (‘‘Ohio ARP plan’’). When MOMENTUM PLUSSM is offered as a funding vehicle under your employer’s Ohio ARP plan, the document provided to you is called an ‘‘Ohio ARP contract.’’

We no longer offer the Ohio ARP contracts for establishing new units. We will continue to accept contributions for existing participants and new participants can continue to be enrolled in existing units.

We offer Ohio ARP contracts to purchasers on the same basis and under the same conditions that apply to the IRS pre-approved Trust or the Pooled Trust described under ‘‘The MOMENTUM PlusSM program’’ section of the prospectus, except for certain differences described in this Supplement.

•	Under Ohio ARP contracts the term “contract date” means the date as of which we receive the first contribution, made under any Ohio ARP contract.

•	A “participant” means a person covered under and eligible to participate in an employer’s plan, who has applied for an Ohio ARP contract. The participant may exercise rights under an Ohio ARP contract to the extent permitted by the Ohio ARP plan. As a participant, you must authorize a trustee to act on your behalf with respect to the Ohio ARP contract (“Ohio ARP trustee”).

•	The term “retirement account value” in the prospectus and this Supplement has the same meaning as the terms “annuity account value” and “cash value” in your Ohio ARP contract in that cash value means an amount equal to the annuity account value less any charges that apply.

Your Ohio ARP contract will be held by an entity referred to as the “Ohio ARP contract holder.” Additionally, rights under your Ohio ARP contract may only be exercised subject to the terms of your employer’s plan and in accordance with any Ohio law that applies.

All references in the prospectus to “administrative charge” or “quarterly administrative charge” are deleted in their entirety.

All references in the prospectus to withdrawal charges are deleted in their entirety.

The following information is added at the end of the first paragraph under “Examples” in the “Fee table” section of the prospectus:

Ohio ARP contracts currently have a reduced mortality and expense risks charge of 0.65% (which currently reduces the Base Contract Expenses to 0.90%) and no withdrawal and administrative charges. Since the expense examples reflect Base Contract Expenses of 1.35% and an assumed withdrawal charge and administrative charge, the expenses shown are higher than they currently are for Ohio ARP contracts.

Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under Section 401 of the Code, you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract’s features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of the contract with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see the “Tax information” section of the prospectus for your specific type of retirement arrangement.)

FOR USE ONLY IN THE STATE OF OHIO

#940374

The following information replaces the first three sentences of the first paragraph under “How contributions can be made” in the “Purchasing the Contract” section of the prospectus:

You, as participant or your employer on your behalf may make contributions at any time either by wire transfer or check. Subject to the terms of your employer’s Ohio ARP plan, certain contributions made by your employer, although designated as employee contributions, will be treated, under Code Section 414(h)(2), as employer contributions. Participants should not send contributions directly to the Company. Currently there is no minimum contribution amount. However, we reserve the right to impose a minimum aggregate contribution amount on an annual basis. If we impose a minimum amount, we will specify that amount in your application for the Ohio ARP contract.

The following information replaces the first three sentences of the first paragraph under “Effects of plan or contract termination” in the “Purchasing the Contract” section of the prospectus:

When contract termination occurs, except as otherwise provided in your employer’s Ohio ARP plan, you, as participant, have the option of having amounts in the guaranteed interest option paid in installments or immediately receiving a lump sum payment subject to a market value adjustment (discussed below).

The following information is added after the last paragraph under “Market value adjustment” in the “Purchasing the Contract” section of the prospectus:

With respect to the calculation date used in determining the market value adjustment, actions taken by other participants in your employer’s Ohio ARP plan (for example, transfers, withdrawals, etc.) will not affect the amount of the market value adjustment applied to your withdrawal under your Ohio ARP contract.

The following information replaces the first sentence of the first paragraph under “Selecting investment options (employers and plan trustees only)” in the “Purchasing the Contract” section of the prospectus:

Under the provisions of your Ohio ARP contract, and subject to the terms of your employer’s Ohio ARP plan, you, as participant, may select from all investment options that we offer in the Ohio ARP MOMENTUM PLUSSM program.

The following information replaces the first and third paragraphs under “Allocating your contributions” in the “Purchasing the Contract” section of the prospectus:

Under your Ohio ARP plan, you, as participant, must use the VRU or Internet access to designate allocation percentages for your initial contribution and all future contributions among the investment options. Allocation percentages apply to contributions from any source and must be in whole numbers and be equal in total to 100%. If we receive your initial contribution before we receive your allocation instructions through the VRU or Internet access, or if your allocation percentages do not add up to 100%, then we will allocate all or a portion of your initial contribution to the EQ/Money Market option until we receive further allocation instructions from you. Also see “How contributions can be made” in the “Contract features” section of the prospectus for further information on allocation instructions.

Once contributions are allocated to the investment options they become part of your retirement account value. We discuss retirement account value under “Determining your retirement account value” in the prospectus.

The following paragraph is added after the seventh paragraph under “Transferring your retirement account value” in the “Transferring your money among investment options” section of the prospectus:

The transfer restrictions described above will apply for transfers from the guaranteed interest option under your Ohio ARP contract.

The following information replaces the first and third sentence of the first paragraph under “Withdrawals and termination” in the “Accessing your money” section of the prospectus:

Subject to the terms of your employer’s Ohio ARP plan, you, as participant, or your employer on your behalf, may make a written request to us for a withdrawal from the investment options with respect to your participation in your employer’s Ohio ARP plan. You would not be able to make a withdrawal under an Ohio ARP plan until you sever from employment.

Subject to the terms of your employer’s Ohio ARP plan, the payment arising from any withdrawal will be made to you as participant, unless you and we agree to pay another payee.

The following information replaces the first sentence of the third paragraph under “Withdrawals and termination” in the “Accessing your money” section of the prospectus:

Subject to the terms of your employer’s Ohio ARP plan, you, as participant, may terminate your Ohio ARP contract at any time.

The following sentence replaces the third sentence of the first paragraph under “Your annuity payout options” in the “Accessing your money” section of the prospectus:

2

Subject to the terms of your employer’s plan, you, as participant, under your Ohio ARP plan may choose from among the five different annuity payout options listed below.

The following information replaces the seventh bullet point under “Employer’s responsibilities” in “The Momentum PlusSM program” section of the prospectus:

We are responsible for arranging to have our prospectuses distributed.

The following information replaces the tenth bullet point under “Employer responsibilities” in “The Momentum PlusSM program” section of the prospectus:

If your employer has not established an interest rate under your Ohio ARP plan, then we are responsible for selecting interest rates. If loans are available under your Ohio ARP plan, then we will monitor default procedures.

The following information replaces the last sentence of the second paragraph under “Adopting the MOMENTUM PLUSSM program” in “The Momentum PlusSM program” section of the prospectus:

Your Ohio ARP contract application must be completed by you, as participant, not by your employer.

The following information is added after the last sentence of the first paragraph under “Charges to variable investment options” in the “Charges and expenses” section of the prospectus.

For Ohio ARP contracts, we currently deduct Base Contract Expenses daily at an annual rate of 0.90% for each variable investment option, of which 0.65% is for mortality and expense risks and 0.25% is for other expenses.

The following information replaces the information under “Charge for plan recordkeeping services” in the “Charges and expenses” section of the prospectus:

We will not charge you, as participant, for recordkeeping services in connection with your Ohio ARP contract. In addition, the customary check writing fee is waived for your Ohio ARP contract. We reserve the right to assess these charges against your contract in the future. Any change in assessment of a charge for plan recordkeeping services or check writing fee will be fair and nondiscriminatory.

The following information replaces the third paragraph under “Plan loan charges” in the “Charges and expenses” section of the prospectus:

If loans are available under your employer’s Ohio ARP plan, you, as participant, are responsible for any loan charges incurred in connection with your Ohio ARP contract. We will give you 90 days’ advance written notice of any increases in loan charge amounts and such increases will be fair and nondiscriminatory.

The following information replaces the fourth paragraph under “Distribution of the death benefit” in the “Payment of death benefit” section under “Benefits available under the contract” in the prospectus:

Subject to the terms of your employer’s Ohio ARP plan, you, as participant, designate the beneficiary on the application or on a separate form to be completed at the time you apply for your contract. Your spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in “Tax Information.” We reserve the right to restrict the designation of a non-spouse beneficiary if you are married and under age 35.

If payments under an annuity payout option have not begun, the retirement account value will be transferred to the EQ/Money Market option on the date we receive due proof of your death, unless your employer, Ohio ARP Trustee or beneficiary, whichever applies, provides other instructions. All amounts are held in the EQ/Money Market option until your beneficiary requests a distribution or transfer.

3

Momentum PlusSM

A group variable and fixed deferred annuity contract

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Statement of Additional Information

May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related Momentum PlusSM prospectus dated May 1, 2026. That prospectus provides detailed information concerning the contract and the variable investment options, as well as the fixed interest option, that fund the contract. Each variable investment option is a subaccount of the Company’s Separate Account A. The fixed interest options are part of the Company’s general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the processing office at Equitable-Retirement, P.O. Box 219489, Kansas City, MO 64121-9489, by calling toll free, 1-800-528-0204, or by contacting your financial professional.

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”) a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

About the Momentum PlusSM program

Plan eligibility requirements

Under the Plan, the employer specifies the eligibility requirements for its plan in the participation agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. The employer may not require more than one year of eligibility service for a 401(k) plan. Effective for plan years beginning after December 31, 2020, 401(k) plans are required to allow employees age 21 or older that work 500 hours or more for three consecutive 12-month periods to make elective deferrals. For this purpose, 12-month periods beginning before January 1, 2021, are not taken into account. As such, employees who meet this criteria are not required to be eligible to participate until January 1, 2024, at the earliest. Further, employers are not required to make matching or non-elective contributions on behalf of such employees, and can exclude such employees from nondiscrimination and top-heavy testing.

Effective for plan years beginning after December 31, 2024, the SECURE 2.0 Act of 2022 (“SECURE 2.0”) makes further changes to this rule to require two consecutive years of service where the employee completes at least 500 hours of service. 12-month periods beginning before January 1, 2023 shall not be taken into account for purposes of eligibility and vesting rules for long-term, part-time employees.

The Plan provides that a sole proprietor, partner or shareholder may elect not to participate in the plan. However, provisions of the Code may require that the plan cover all employees even if they previously elected not to participate.

Vesting under the Plan

Vesting refers to the nonforfeitable portion of a participant’s retirement account value and loans attributable to employer and matching contributions under the Plan. The participant’s retirement account value attributable to salary deferral contributions, post-tax employee contributions, prior plan contributions, qualified non-elective, rollover, Roth contributions, Roth rollover contributions and qualified matching contributions is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. A participant who terminates employment before that time, forfeits any benefits that are not already vested under the plan’s vesting schedule.

Momentum PlusSM
888-1310A	#20250

Benefits generally must vest in accordance with any of the schedules below or one at least as favorable to participants as Schedule B or C:

Years of Service	Schedule A Vested Percentage	Schedule B Vested Percentage	Schedule C Vested Percentage	Schedule D Vested Percentage
1	0%	0%	0%	100%
2	100	20	0	100
3	100	40	100	100
4	100	60	100	100
5	100	80	100	100
6	100	100	100	100

If the plan requires more than one year of service for participation, it must use Schedule D or one at least as favorable to participants.

If the plan is not “top heavy” and does not require more than one year of service for participation, an employer may, in accordance with provisions of the Plan, instead elect one of the following vesting schedules for employer matching contributions or one at least as favorable to participants:

Years of Service	Schedule E Vested Percentage	Schedule F Vested Percentage
Less than 2	0%	0%
2	20	0
3	40	100
4	60	100
5	80	100
6	100	100

Matching contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year “graded vesting” schedule. The 6-year schedule requires 20% vesting after 2 years of service, increasing 20% per year thereafter.

Benefit distributions

To begin receiving benefits (including annuity payments) under a Plan, your employer must send us your properly completed election of benefits form and, if applicable, beneficiary designation form. If we receive your properly completed forms, you will be eligible to receive a distribution as follows:

Type of distribution	Form received at the processing office	When eligible to receive distribution

Single Sum Payments Annuities	N/A	The 1st business day that is 7 calendar days after we receive the form.
In-Service Withdrawals	N/A	The business day on which we receive the form.

Type of distribution	Form received at the processing office	When eligible to receive distribution
Hardship Withdrawals
Withdrawals of Post-Tax Employee Contributions
Installment Payments	1st through 25th business day of month inclusive. 26th through 31st business day of month inclusive.	The 1st business day of the following cal endar month. The 1st business day of the second following calendar month.

In order for you to begin receiving benefits (including annuity payments) under an individually designed or prototype defined contribution plan, your employer must send us a properly completed request for disbursement form. We will send single sum payments to your plan trustee as of the close of business on the business day we receive a properly completed form. If you wish to receive annuity payments, your plan trustee may purchase an annuity contract from us. The annuity contract will be purchased on the business day we receive a properly completed form, and payments will commence as of that business day.

Accumulation unit values

Accumulation unit values are determined at the end of each valuation period for each of the variable investment options. Other annuity contracts and certificates that participate in Separate Account A also have their own accumulation unit values for the variable investment options. The unit values for these other contracts and certificates may be different from those for Momentum PlusSM.

The accumulation unit value for an variable investment option for any valuation period is equal to: (i) the accumulation unit value for the preceding valuation period multiplied by (ii) the net investment factor for that variable investment option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

(	a b	)	–	c

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the applicable Trust. This share value

2

is after deduction for investment advisory fees and other fees and direct expenses of such trusts.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)	is the daily asset charge for expenses of Separate Account A multiplied by the number of calendar days in the valuation period.

Description of contribution sources for the Momentum PlusSM program

These are the sources of contributions under qualified plans:

Employer contributions

These are contributions made to a plan for the benefit of participants and beneficiaries by the employer not covered by the remaining sources.

Matching contributions

These are employer contributions that are allocated to a participant’s account under a plan by reason of the participant’s non-Roth post-tax contributions, Roth contributions or pre-tax salary deferral contributions to the plan.

Post-tax contributions

These are non-Roth post-tax contributions made by a participant in accordance with the terms of a plan.

Roth contributions

These are post-tax salary deferral contributions made to a 401(k) plan pursuant to Section 402A of the Code.

Salary deferral contributions

These are pre-tax contributions to a plan that are made pursuant to a cash or deferred election (normally in accordance with the terms of a qualified cash or deferred arrangement under Section 401(k) of the Code).

Prior plan contributions

These are contributions transferred to a plan from another profit sharing plan of the same employer.

Prior pension contributions

These are contributions transferred from another qualified plan which require separate accounting pursuant to Revenue Ruling 94-76.

Rollover contributions

These are contributions transferred or rolled over to a plan from another qualified plan, an IRA, a tax sheltered annuity satisfying Section 403(b) of the Code or a governmental employer plan satisfying Section 457 of the Code.

Roth rollover contributions

These are contributions transferred or rolled over from another qualified plan, a tax sheltered annuity satisfying Section 403(b) of the Code or a governmental employer plan satisfying Section 457 of the Code which require separate accounting under Section 402A of the Code.

Qualified non-elective and qualified matching contributions

These are employer contributions made pursuant to the terms of a plan subject to either or both of the special nondiscrimination tests applicable to plans that are subject to Section 401(k) (qualified cash or deferred arrangements) or Section 401(m) (applicable to plans that accept matching contributions and/or post-tax contributions) of the Code. Employers make such qualified non-elective and qualified matching contributions to meet the nondiscrimination requirements of Section 401(k) and/or 401(m) of the Code. This source is called the employer 401(k) Account in the Plan.

How we deduct the Momentum PlusSM quarterly administrative charge

Each calendar quarter we currently deduct an administrative charge of $7.50 or, if less, 0.50% of the total of your retirement account value plus the amount of any active loan from your retirement account value. We will deduct this charge in a specified order of contribution sources and investment options. The order of contribution sources is: employer contributions, matching contributions, qualified non-elective and qualified matching contributions, prior plan contributions, elective contributions and post-tax contributions. The order of investment options is: guaranteed interest account option, EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Moderate Allocation, Multimanager Aggressive Equity, EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Large Cap Value Managed Volatility, EQ/Equity 500 Index, EQ/ International Equity Index, EQ/AB Small Cap Growth options and pro rata from the remainder of the investment options, based on your account value in each of these options. The last contribution sources are the variable investment options funded through the remaining Trust portfolios. If necessary we will deduct the administrative charge on a pro rata basis from these options.

For example, on the last business day of a calendar quarter we will first attempt to deduct the administrative charge from employer contributions within the guaranteed interest account option. If there is no money in the guaranteed interest account option, we will attempt to deduct the charge from the EQ/Common Stock Index option, then EQ/Moderate Allocation, etc. If there are no employer contributions in any of the investment options, we will go to the next contribution source, employer matching contributions, and attempt to deduct the charge from the investment options in the same order described above.

3

Custodian

The Company is the custodian for shares of the Trusts owned by Separate Account A.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Separate Account A as of December 31, 2025 and for each of the periods indicated therein and the (ii) statutory financial statements and supplemental schedules of Equitable Financial Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS (for Separate Account A) and Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company. PricewaterhouseCoopers LLP’s address is 214 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202.

Distribution of the contracts

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company and certain of the Company’s separate accounts, including Separate Account A, the Company paid Equitable Advisors a fee of $0, $0 and $0 for each of the years 2025, 2024 and 2023. The Company paid Equitable Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Separate Account A, $462,589,810 in 2025, $552,603,208 in 2024 and $528,625,217 in 2023. Of these amounts, Equitable Advisors retained $209,288,768, $269,301,602 and $253,096,170, respectively.

ERISA information statement

Equitable Network, LLC (“Equitable Network”) is a licensed insurance agency and Equitable Advisors is a registered broker-dealer. Each is an affiliate of the Company. The Company has retained its affiliate Equitable Network as its general agent to distribute the Company policies and contracts through the Financial Professionals. Equitable Network is responsible for all administrative and operational functions in connection with the distribution of the Company products by the Financial Professionals, including training, wholesaling support and other marketing functions. The Company pays compensation to Equitable Network, as its distributor, which covers compensation to the Financial Professionals responsible for the sale. Each licensed Financial Professional of Equitable Advisors named (“Financial Professional”) will receive compensation from the Company for the sale and servicing of a Momentum PlusSM contract. (“Servicing” does not include recordkeeping or administration of the Plan or Trust.) The maximum compensation payable in the aggregate to those Financial Professionals on each sale of this Momentum PlusSM Contract is shown in the

Schedule of Maximum Commissions and Service Fees below. Under an agreement with Equitable Network, no Financial Professional is permitted to sell to the Plan insurance or annuity products of other insurance companies without first obtaining the consent of the Company.

Schedule of Maximum Commission and Service Fees: Equitable Network pays premium-based compensation on Momentum PlusSM contracts. If more than one Financial Professional is involved, compensation is divided between them. Premium-based compensation is paid at a rate of 2.0% on all contributions made. Compensation is not payable on transfers to the contract from another Company funding vehicle. No direct or indirect compensation or other consideration will be paid to the plan fiduciary signing below or to any other plan fiduciary as a result of the participation of the plan and trust in the Momentum PlusSM contract.

Financial statements

The financial statements and supplemental schedules of the Company incorporated herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

4

PART C

OTHER INFORMATION

ITEM 27. EXHIBITS (a)	Board of Directors Resolutions.

(a)

Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States Company (“Equitable”) authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 33-58950 on April 29, 1996.

(b)

Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with this Registration Statement No. 33-58950 on April 29, 1996.

(b)	Custodial Agreements. Not applicable.

(c)	Underwriting Contracts.

(a)

Distribution and Servicing Agreement dated as of May 1, 1994 among EQ Securities, Inc. (now AXA Advisors, LLC), Equitable Life Assurance Society of the United States and Equitable Variable Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-4, (File No. 2-30070), refiled electronically on July 10, 1998.

(a)(i)

Amended and Restated Distribution Agreement, dated November 1, 2023, between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 33-58950) filed on April 19, 2024.

(b)

Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 33-58950) on April 19, 2001.

(c)

Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File No. 33-58950) on April 19, 2001.

(d)

General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

(d)(i)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(d)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(d)(iii)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(iv)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(v)

Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(d)(vi)

Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(vii)

Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

(d)(viii)

Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

(d)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(x)

Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xi)

Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xii)

Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(d)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(d)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(d)(xvi)

Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(d)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(d)(xviii)

Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, previously filed with this Registration Statement No. 33-58950 on April 20, 2021.

(d)(xix)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 33-58950) on April 20, 2022.

(d)(xx)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 33-58950) on April 20, 2022.

(d)(xxi)

Twenty Second Amendment to General Agent Sales Agreement, dated November 13, 2023, between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 33-58950) filed on April 19, 2024.

(d)(xxii)

Twenty Third Amendment to General Agent Sales Agreement, dated January 1, 2025, between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 33-58950) filed on April 22, 2025.

(d)(xxiii)

Twenty Fourth Amendment to General Agent Sales Agreement dated March 1, 2025, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form S-1, (File No. 333-284948), filed February 13, 2026.

(e)

Broker General Agent Agreement between Broker General Agent and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(e)(i)

Amendment to Brokerage General Agent Sales Agreement between Brokerage General Agency and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(f)

Wholesale Broker-Dealer Supervisory and Sale Agreement between the Broker-Dealer and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(g)

Broker-Dealer and General Agent Sales Agreement between Equitable Distributors, LLC and Broker-Dealer and General Agent, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(h)

Amended and Restated Agreement for Cooperative and Joint Use of Personnel, Property and Services, dated November 1, 2023, between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 33-58950) filed on April 19, 2024.

(d)	Contracts. (Including Riders and Endorsements)

(a)	Form of group annuity contract for IRC Section 401(a) Plans, previously filed with this Registration Statement No. 33-58950 on March 2, 1993, refiled electronically on August 18, 1998.

(a)(1)	Form of Variation of Exhibit 4(a) for use in connection with the Ohio Alternative Retirement Program, previously filed with this Registration Statement File No. 33-58950 on November 25, 1998.

(b)

Form of Group Annuity Contract between Equitable and Aurora Health Care, Inc. with respect to adding 403(b) Plans, previously filed with this Registration Statement No. 33-58950 on March 24, 1995, refiled electronically on August 18, 1998.

(c)	Form of Momentum Plus 457 group annuity contract, previously filed with this Registration Statement No. 33-58950 on July 11, 1996.

(d)	Form of Endorsement to group annuity contract for contribution sources, incorporated herein by reference to Registration Statement (file No. 33-47949) on Form N-4, filed on April 21, 2006.

(e)

Form of endorsement to group annuity contract for transfer rules (Form No. PF 2007MKT) incorporated herein by reference to Exhibit (4)(c) to Registration Statement File No. 33-47949 on Form N-4 on April 21, 2008.

(e)	Applications.

(a)	Form of application, previously filed with this Registration Statement No. 33-58950 on March 2, 1993, refiled electronically on August 18, 1998.

(b)	Form of Variation of Exhibit 5 for use in connection with Ohio Alternative Retirement Program, previously filed with this Registration Statement, File No. 33-58950 on November 25, 1998.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(a)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Exhibit 26(f)(1) to Registration Statement on Form N-6, File No. 333-232418, filed on June 29, 2020.

(a)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

(b)

By-Laws of Equitable Financial Life Insurance Company, as amended June 15, 2020, incorporated herein by reference to Exhibit 26(f)(2) to Registration Statement on Form N-6, File No. 333-232418, filed on June 29, 2020.

(b)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

(b)(ii)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

(g)	Reinsurance Contracts. Not applicable.

(h)	Participation Agreements.

(a)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(a)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(a)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(a)(vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(a)(vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(a)(viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(a)(ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(a)(x)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(a)(xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(a)(xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(a)(xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xv)

Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(a)(xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(a)(b)(i)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iv)

Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(v)

Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(vi)

Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) ”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(a)(b)(vii)

Amendment No.6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(a)(b)(viii)

Amendment No. 7 dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on February 11, 2016.

(a)(b)(ix)

Amendment No. 8 dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on January 31, 2017.

(a)(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(a)(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(a)(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(a)(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(a)(b)(xiv)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xv)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xvi)

Amendment No. 15 dated February 26, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(a)(b)(xvii)

Amendment No. 16 dated July 22, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(a)(b)(xviii)

Amendment No. 17 dated January 13, 2022 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(a)(b)(xix)

Amendment No. 18 dated August 19, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(a)(b)(xx)

Amendment No. 19 dated November 17, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(a)(b)(xxi)

Amendment No. 20 dated March 16, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on March 29, 2023.

(a)(b)(xxii)

Amendment No. 21 dated July 31, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 7, 2024.

(a)(b)((xxiii)

Amendment No. 22 dated November 12, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1 (File No. 333-17217) filed on April 26, 2024.

(a)(b)(xxiv)

Amendment No. 23 dated October 27, 2025 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on February 6, 2026.

(i)	Administrative Contracts.

(a)

Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005 incorporated herein by reference to Exhibit 10.2 to the registration statement (File No. 333-65423) on Form 10-K filed on March 31, 2005.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

(a)	Opinion and Consent of Alfred Ayensu-Ghartey, Esq., Vice-President and Counsel of Equitable Financial, as to the legality of the securities being registered, filed herewith.

(l)	Other Opinions.

(a)	Consent of Independent Registered Public Accounting Firm LLP, filed herewith.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectus. previously filed with this Registration Statement on Form N-4 (File No. 33-58590) filed on April 22, 2025.

(p)	Power of Attorney, Filed herewith.

(q)	Letter Regarding Change in Certifying Accountant. Not Applicable.

(r)	Historical Current Limits on Index Gains. Not Applicable.

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ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1345 Avenue of the Americas, New York, New York 10105. The business address of the persons whose names are preceded by an asterisk is that of the Insurance Company.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE INSURANCE COMPANY

DIRECTORS

Douglas A. Dachille	Director
Legacy Liability Solutions, LLC
161 N. Clark Street
Chicago, IL 60602

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
846 9th Ave. S.
Naples, FL 34102

Craig MacKay	Director
England & Company
1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
525 Park Avenue, 8D
New York, NY 10065

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*Kurt W. Meyers	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*David W. Karr	Signatory Officer

*Erik Bass	Chief Strategy Officer

*Mary Jean Bonadonna	Signatory Officer

*Nicholas Chan	Deputy Treasurer

*Eric Colby	Signatory Officer

*Glen Gardner	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Ralph Petruzzo	Deputy General Counsel, Assistant Secretary and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Antonio Di Caro	Signatory Officer

*Dorothy (Jean) Kelley	Signatory Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Qi Ning (“Peter”) Tian	Treasurer

*Gina Tyler	Chief Communications Officer

*David Ward	Head of Government Relations and Signatory Officer

*Constance Weaver	Chief Marketing Officer

*Xu (“Vincent”) Xuan	Head of Life Insurance and Signatory Officer, Appointed Chief Actuary

*Yun (“Julia”) Zhang	Chief Risk Officer

Item 29.	Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account.

Separate Account A of Equitable Financial Life Insurance Company (the “Separate Account”) is a separate account of Equitable Financial Life Insurance Company. Equitable Financial Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2025, filed herewith.

Item 30.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726 Insurance Law ss. 1216)

The directors and officers of the Company are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company Ltd.), Aspen Bermuda XS, CNA, AIG, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel, Ascot, Bowhead, and Westfield. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for:

(i)	Separate Account No. 49, Separate Account No. 70, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial

(ii)	Separate Account No. 49B of Equitable Colorado

(iii)	EQ Advisors Trust

(iv)	Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account 70A.

(b)	Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account No. 301.

(c)	Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC:

EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Yun (“Julia”) Zhang	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Chief Compliance Officer, Broker Dealer and Registered Investment Advisor

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Tracy Zimmerer	Vice President and Principal Operations Officer

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Dustin Long	Vice President

*Sean George	Head of Business Development, Equitable Advisors

*Christian Cannon	Vice President and General Counsel

*Paul Scott Peterson	Vice President, Assistant Treasurer and Signatory Officer

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Qi Ning “Peter” Tian	Director, Senior Vice President, Treasurer and Signatory Officer

*Greg Boosin	Vice President

*Seung Hee (“Stella”) Lee	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

(ii)	EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jim Kais	Director and Head of Group Retirement

*Ursula Carty	Head of Commercial Line Marketing

*Qi Ning (“Peter”) Tian	Treasurer and Signatory Officer

*Peter D. Golden	Individual Retirement, National Sales Manager and Signatory Officer

*Page Long	Individual Retirement, Head of Strategic Accounts and Signatory Officer

*Andrew Shaw	National Sales Manager for 1290 Funds and Signatory Officer

*James O’Connor	Head of Business Development and Key Accounts Group Retirement

*David Kahal	Financial Protection, Head of Life Distribution and Signatory Officer

*Fred Makonnen	Group Retirement, National Sales Manager and Signatory Officer

*Arielle D’-Auguste	Signatory Officer and General Counsel

*Christopher LaRussa	Chief Compliance Officer

*Candace Scappator	Signatory Officer, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Signatory Officer and Financial Crime Officer

*Yun (“Julia”) Zhang	Signatory Officer and Chief Risk Officer

*Francesca Divone	Secretary

*Stephen Scanlon	Director, Head of Individual Retirement and Signatory Officer

*Prabha (“Mary”) Ng	Signatory Officer and Chief Information Security Officer

*Seung Hee (“Stella”) Lee	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address: 1345 Avenue of the Americas NY, NY 10105

(d)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

ITEM 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment.

(a)

For any Contract with Index-Linked Options and/or Fixed Options subject to a Contract Adjustment offered through this registration statement, provide the information required by the following table as of December 31 of the prior calendar year. Not applicable.

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index- Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redemmed during the prior year	Combination Contract (Yes/No)

(b)	Not applicable.

Item 32.	Location of Accounts and Records

This information is omitted as it is provided in Registered Separate Account’s most recent report on Form N-CEN.

Item 33.	Management Services

Not applicable.

Item 34.	Fee Representation and Undertakings

(a)

The Insurance Company represents that, with respect to the variable investment options, the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company under the respective Contracts.

Although 403(b) Contracts are not currently offered under this Registration Statement, they may be in the future. In such event, the Registrant hereby represents that it intends to rely on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraph (1)-(4) of that letter.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 21st day of April, 2026.

Separate Account A (Registered Separate Account)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel
Equitable Financial Life Insurance Company
(Insurance Company)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Francis Hondal Arlene Isaacs-Lowe Daniel G. Kaye Joan Lamm-Tennant Craig MacKay	Mark Pearson Bertram Scott Charles G.T. Stonehill George Stansfield Douglas A. Dachille

*By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Attorney-in-Fact
April 21, 2026